                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             Computational Materials

                          $[382,658,000] (approximate)

                                     C-BASS

                    Mortgage Loan Asset-Backed Certificates,
                                 Series 2005-CB3


                                 [C-BASS LOGO]
                          CREDIT-BASED ASSET SERVICING
                             AND SECURITIZATION LLC

               Credit-Based Asset Servicing and Securitization LLC
                                     Seller

                     Merrill Lynch Mortgage Investors, Inc.
                                   Depositor

                            Litton Loan Servicing LP
                                    Servicer

                                   May 25,2005


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------


                                   TERM SHEET

                                  MAY 25, 2005

                                     C-BASS

                    Mortgage Loan Asset-Backed Certificates,
                                Series 2005-CB3

                         $[382,658,000] (Approximate)(1)
                              SUBJECT TO REVISION


                                                         WAL (yrs)      Payment Window
                  Approx                                 (Call (5)/        (Call (5)/             Payment     Interest
Class             Size (1)            Coupon             Maturity )        Maturity)               Delay     Accrual(2)
-----------------------------------------------------------------------------------------------------------------------
Class AV-1      $167,900,000     LIBOR + [ ] (3), (4)    1.00 / 1.00    1-24 / 1-24                  0       Actual/360
Class AV-2      $ 58,571,000     LIBOR + [ ] (3), (4)    2.95 / 2.95    24 - 68 / 24 - 68            0       Actual/360
Class AV-3      $  7,737,000     LIBOR + [ ] (3), (4)    6.09 / 6.39    68 - 75 / 68 - 88            0       Actual/360
Class AF-1A     $ 10,000,000     Fixed (3), (4)          1.00 / 1.00    1-26 / 1-26                  24      30/360
Class AF-1B     $ 25,000,000     Fixed (3), (4)          1.00 / 1.00    1-26 / 1-26                  24      30/360
Class AF-1C     $ 15,611,000     LIBOR + [ ] (3), (4)    1.00 / 1.00    1-26 / 1-26                  0       Actual/360
Class AF-2      $ 19,601,000     Fixed (3), (4)          3.00 / 3.00    26 - 64 / 26 - 64            24      30/360
Class AF-3      $ 15,108,000     Fixed (3), (4)          6.12 / 9.40    64 - 75 / 64 - 176           24      30/360
Class AF-4      $  9,480,000     Fixed (3), (4)          6.01 / 7.32    52 - 75 / 52 - 176           24      30/360
Class M-1       $ 26,721,000     LIBOR + [ ] (3), (4)    4.66 / 5.16    45 - 75 / 45 - 149           0       Actual/360
Class M-2       $ 14,404,000     LIBOR + [ ] (3), (4)    4.45 / 4.92    42 - 75 / 42 - 137           0       Actual/360
Class M-3       $  6,471,000     LIBOR + [ ] (3), (4)    4.39 / 4.83    41 - 75 / 41 - 127           0       Actual/360
Class M-4       $  6,054,000     LIBOR + [ ] (3), (4)    4.36 / 4.77    40 - 75 / 40 - 122           0       Actual/360

Class B-1       $  5,636,000     LIBOR + [ ] (3), (4)                   Information Not Provided Hereby

Class B-2       $  4,801,000     LIBOR + [ ] (3), (4)                   Information Not Provided Hereby
Class B-3       $  4,175,000     LIBOR + [ ] (3), (4)                   Information Not Provided Hereby
Class B-4(7)    $  3,757,000     LIBOR + [ ] (3), (4)                   Information Not Provided Hereby
Class B-5(7)    $  4,175,000     Fixed (3), (4)                         Information Not Provided Hereby
Class B-6(7)    $  7,096,778     Fixed (3), (4)                         Information Not Provided Hereby
-----------------------------------------------------------------------------------------------------------------------
Total:          $412,298,778
-----------------------------------------------------------------------------------------------------------------------


 Expected       Stated           Expected Ratings
  Final          Final        (Fitch / Moody's / S&P /
Maturity (5)   Maturity(6)           DBRS (8))
-----------------------------------------------------
  05/2007       06/2035         AAA/Aaa/AAA/AAA
  01/2011       06/2035         AAA/Aaa/AAA/AAA
  08/2011       06/2035         AAA/Aaa/AAA/AAA
  07/2007       06/2035         AAA/Aaa/AAA/AAA
  07/2007       06/2035         AAA/Aaa/AAA/AAA
  07/2007       06/2035         AAA/Aaa/AAA/AAA
  09/2010       06/2035         AAA/Aaa/AAA/AAA
  08/2011       06/2035         AAA/Aaa/AAA/AAA
  08/2011       06/2035         AAA/Aaa/AAA/AAA
  08/2011       06/2035         AA/Aa2/AA+/AA
  08/2011       06/2035         A+/A1/AA-/A (h)
  08/2011       06/2035         A/A2/A+/A
  08/2011       06/2035         A-/A3/A/A(l)
                                BBB+/Baa1/

                                A-/BBB(h)
                                BBB/Baa2/BBB+/BBB
                                BBB-/Baa3/BBB+/BBB(l)
                                BBB-/Ba1/BBB/BBB(l)
                                BB+/Ba2/BB+/BB(h)
                                BB/NR/BB/BB
-----------------------------------------------------

-----------------------------------------------------

(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2, Class AV-3, Class AF-1C, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-5 and Class B-6 Certificates) will settle flat. The Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class AF-4 Certificates and the Class B-5 and Class B-6 Certificates will settle with accrued interest, beginning on May 1 2005.

(3) The pass-through rate on the Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class B-5 and Class B-6 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date and the certificate margin on the Class AV-1, Class AV-2, Class AV-3 and Class AF-1C Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-5 and Class B-6 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

(4) The Offered Certificates and the Subordinate Certificates will be subject to the applicable rate cap as described herein.

(5) The Certificates will be priced at 23% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, which assumes 2% CPR in month 1, an additional 1/11th of 28% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter. Also, assumes 10% optional termination.

(6)     Latest maturity date for any mortgage loan plus one year.

(7) The Class B-5 and the Class B-6 Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Class B-5 and the Class B-6 Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------

                                    CONTACTS


MERRILL LYNCH
MBS/ABS TRADING/SYNDICATE
Scott Soltas                       212-449-3659          scott_soltas@ml.com
Charles Sorrentino                 212-449-3659          charles_sorrentino@ml.com
Colin Sheen                        212-449-3659          colin_sheen@ml.com
Edgar Seah                         212-449-3659          edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                        212-449-0752          matthew_whalen@ml.com
Paul Park                          212-449-6380          paul_park@ml.com
Tom Saywell                        212-449-2122          tom_saywell@ml.com
Alan Chan                          212-449-8140          alan_chan@ml.com
Fred Hubert                        212-449-5071          fred_hubert@ml.com
Alice Chu                          212-449-1701          alice_chu@ml.com
Parkson Young                      212-449-1768          parkson_young@ml.com
Sonia Lee                          212-449-5067          sonia_lee@ml.com
Oleg Saitskiy                      212-449-1901          oleg_saitskiy@ml.com
Keith Singletary                   212-449-9431          keith_singletary@ml.com
Calvin Look                        212-449-5029          calvin_look@ml.com

RESEARCH
Wenbo Zhu                          212-449-6891          Wenbo_zhu@ml.com

RATING AGENCIES
DOMINION BOND RATINGS
Quincy Tang                        212-635-3410          qtang@dbrs.com

FITCH RATINGS
Rachel Brach                       212-908-0224          rachel.brach@fitchratings.com

MOODYS
Navneet Agarwal                    212-553-3674          navneet.agarwal@moodys.com

STANDARD & POORS
Keith Smith                        212-438-1643          keith_smith@standardandpoors.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------


TITLE OF CERTIFICATES       C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB3, consisting of:
                            - the Class AV-1, Class AV-2 and Class AV-3 Certificates (the "Group I Senior Certificates")
                            - the Class AF-1A, Class AF-1B, Class AF-1C, Class AF-2, Class AF-3 and Class AF-4
                            Certificates (the "Group II Senior Certificates"). The Class AF-1A, Class AF-1B, Class AF-1C
                            Certificates are collectively referred to as the "Class AF-1 Certificates").
                            - the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (the "Mezzanine Certificates")
                            - the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (the
                            "Subordinate Certificates")
                            The Group I Senior Certificates and the Group II Senior Certificates are collectively known as the Class A Certificates.
                            The Class A Certificates and the Mezzanine Certificates are collectively known as the "Offered
                            Certificates".

                            The Group I Senior Certificates are backed by the Group I Mortgage Loans (as defined herein).
                            The Group II Senior Certificates are backed by the Group II Mortgage Loans (as defined herein).

LEAD MANAGER                Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER                  Barclays Capital Inc.

DEPOSITOR                   Merrill Lynch Mortgage Investors, Inc.

SELLER                      Credit-Based Asset Servicing and Securitization LLC ("C-BASS")

SERVICER                    Litton Loan Servicing LP, a subsidiary of the Seller.

TRUSTEE                     U.S. Bank National Association

CUSTODIAN:                  The Bank of New York

CUT-OFF DATE                May 1, 2005

PRICING DATE                On or about May 26, 2005

CLOSING DATE                On or about June 12, 2005

DISTRIBUTION DATES          Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in June 2005.

PAYMENT DELAY               With respect to the Group I Senior Certificates, the Class AF-1C Certificates, the Mezzanine
                            Certificates and the Subordinate Certificates (other than the Class B-5 and Class B-6 Certificates), 0 days. With respect to the Group II Senior Certificates (other than the Class AF-1C Certificates) and the Class B-5 and Class B-6 Certificates, 24 days.

DAY COUNT                   With respect to the Group I Senior Certificates, the Class AF-1C Certificates, the Mezzanine
                            Certificates and the Subordinate Certificates (other than the Class B-5 and Class B-6 Certificates),
                            Actual/360. With respect to the Group II Senior Certificates (other than the Class AF-1C Certificates)
                            and the Class B-5 and Class B-6 Certificates, 30/360.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------


ERISA CONSIDERATIONS        The Class A Certificates and the Class M-1 Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such
                            Certificates.

LEGAL INVESTMENT            The offered certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                  For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION        Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or
DATE                        less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

MONTHLY SERVICER ADVANCES   The Servicer is required to advance at least one business day prior to each Distribution Date scheduled principal and interest (net of the Servicing Fee) that were due during the related collection period that are not received by the related determination date until it deems such advance to be non-recoverable. The Servicer will not make any principal advances on REO properties and is not required to make any principal advances with respect to second lien mortgage loans. The Servicer is not obligated to make any advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief Act") or
                            similar state laws.

MORTGAGE LOANS              The Mortgage Loans consist of fixed rate and adjustable rate, FHA/VA insured and conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily
                            1-4 family properties and will be serviced by Litton Loan Servicing LP. The collateral information presented in this term sheet regarding the Mortgage Pool is as of May 1, 2005. Please see collateral tables herein for additional information. The Mortgage Pool will be divided into two groups:

                            -    Group I Mortgage Loans will consist of approximately 1,370 conforming and non-
                                 conforming adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                 $297,725,683.

                            -    Group II Mortgage Loans will consist of approximately 1,018 conforming and non-
                                 conforming fixed rate Mortgage Loans with an aggregate principal balance of approximately
                                 $120,653,501.

TOTAL DEAL SIZE             Approximately $412,298,778. The aggregate principal balance of the Mortgage Loans as of the
                            Cut-off Date is expected to be approximately $417,523,777.

ADMINISTRATIVE FEES         The Servicer will be paid a servicing fee aggregating approximately 50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans. The Trustee will be paid fees aggregating approximately 0.65 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS         1. Excess interest
                            2. Over-Collateralization
                            3. Cross-Collateralization
                            4. Subordination


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------


EXCESS INTEREST             Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION      On any Distribution Date, the over-collateralization amount (the "O/C Amount") will equal the
AMOUNT                      excess, if any, of (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period over (y) the aggregate certificate principal balance of all classes of
                            Offered Certificates and the Subordinate Certificates (after taking into account all distributions of principal on such Distribution Date). On the Cut-Off Date, the O/C Amount will equal approximately 1.25% of the aggregate principal balance of the Mortgage Loans. To the extent the
                            O/C Amount is reduced below the O/C Target Amount (i.e., 1.25% of the aggregate principal balance of the
                            Mortgage Loans as of the Cut-off Date), excess cashflow will be directed to build O/C until the O/C
                            Target Amount is restored.

                            Initial:  Approximately 1.25% of Cut-Off Date balance

                            Target: 1.25% of Cut-Off Date balance before stepdown, 2.50% of current balance after stepdown
                            Floor:   0.50% of Cut-Off Date balance

                            (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION     Excess interest from each of the two loan groups, if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.

SUBORDINATION 1                      CLASSES                    RATING (F/M/S/D)                     SUBORDINATION
                                     -------                    ----------------                     -------------
                                     Class A                   AAA/Aaa/AAA/AAA                            21.20%
                                    Class M-1                    AA/Aa2/AA+/AA                            14.80%
                                    Class M-2                    A+/A1/AA-/A(h)                           11.35%
                                    Class M-3                      A/A2/A+/A                               9.80%
                                    Class M-4                     A-/A3/A/A(l)                             8.35%
                                    Class B-1                  BBB+/Baa1/A-/BBB(h)                         7.00%
                                    Class B-2                   BBB/Baa2/BBB+/BBB                          5.85%
                                    Class B-3                 BBB-/Baa3/BBB+/BBB(l)                        4.85%
                                    Class B-4                  BBB-/Ba1/BBB/BBB(l)                         3.95%
                                    Class B-5                   BB+/Ba2/BB+/BB(h)                          2.95%
                                    Class B-6                      BB/NR/BB/BB                             1.25%

1 The subordination includes the initial O/C amount of 1.25%.

CLASS SIZES                           CLASSES                    RATING (F/M/S/D)                       CLASS SIZES
                                      -------                    ----------------                       -----------
                                     Class A                    AAA/Aaa/AAA/AAA                           78.80%
                                    Class M-1                    AA/Aa2/AA+/AA                             6.40%
                                    Class M-2                    A+/A1/AA-/A(h)                            3.45%
                                    Class M-3                      A/A2/A+/A                               1.55%
                                    Class M-4                     A-/A3/A/A(l)                             1.45%
                                    Class B-1                  BBB+/Baa1/A-/BBB(h)                         1.35%
                                    Class B-2                   BBB/Baa2/BBB+/BBB                          1.15%
                                    Class B-3                 BBB-/Baa3/BBB+/BBB(l)                        1.00%
                                    Class B-4                  BBB-/Ba1/BBB/BBB(l)                         0.90%
                                    Class B-5                   BB+/Ba2/BB+/BB(h)                          1.00%
                                    Class B-6                      BB/NR/BB/BB                             1.70%



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------


INTEREST ACCRUAL             Interest will accrue on the Certificates at the applicable Pass-Through Rate.

                             -   The first accrual period for the Class AF-1A Certificates, the Class AF-1B Certificates, the
                                 Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the
                                 Class B-5 Certificates and the Class B-6 Certificates will begin on May 1, 2005 and end on May 31, 2005. Interest in respect of a Distribution Date will accrue on such
                                 Certificates from and including the first day of the calendar month preceding that
                                 Distribution Date up to and including the last day of such month, on a 30/360 basis.

                             -   Interest on the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3
                                 Certificates, the Class AF-1C Certificates, the Mezzanine Certificates and the Subordinate
                                 Certificates (other than the Class B-5 Certificates and the Class B-6 Certificates),
                                 will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable
                                 Distribution Date on an Actual/360 basis.

REALIZED LOSSES              Losses resulting from the liquidation of defaulted mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the O/C amount. If there is no excess interest and no O/C amount, such losses will be allocated to the Mezzanine Certificates and the Subordinate
                             Certificates in reverse order of seniority as follows: to the Class B-6, Class B-5, Class B-4, Class
                             B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1. Realized Losses will not be allocated to the Class A Certificates.

 SPECIAL HAZARD LOSSES       Special Hazard Losses are generally Realized Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special
                             Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) [1.00%] of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan and (iii) an amount equal to the aggregate principal balances of the
                             Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Class A Certificates), pro rata, based on their respective Certificate Principal Balances.

PREPAYMENT INTEREST          For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such
SHORTFALL                    Mortgage Loan (the "Mortgage Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month. The
                             Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date. Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on Simple Interest Loans or
                             second lien mortgage loans or shortfalls relating to principal prepayments in part.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------

PASS-THROUGH RATES               -  The Class AV-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any
                                    Distribution Date which occurs prior to the first Distribution Date after the first possible
                                    Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class AV-I Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 2 times the Class AV-I Margin, (y) the Group I Available Funds Cap
                                    and (z) the Group I Maximum Rate Cap.

                                 -  The Class AV-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class AV-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 2 times the Class AV-2 Margin, (y) the Group I Available Funds Cap and
                                    (z) the Group I Maximum Rate Cap.

                                 -  The Class AV-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class AV-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 2 times the Class AV-3 Margin, (y) the Group I Available Funds Cap and
                                    (z) the Group I Maximum Rate Cap.

                                 -  The Class AF-1C Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class AF-IC Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 2 times the Class AF-IC Margin, (y) the Group II Available Funds Cap
                                    and (z) the Group II Net WAC Cap.

                                 -  On each Distribution Date, for the Class AF-1A, Class AF-1B, Class AF-2, Class AF-3 and
                                    Class AF-4 Certificates, interest will accrue at a fixed rate equal to the lesser of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, their respective fixed rate coupons and beginning on the first Distribution Date after the first possible Optional Termination Date, the respective fixed rate coupons plus 50bps and (y) the Group II Net WAC Cap.

                                 -  The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 1.5 times the Class M-1 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.

                                 -  The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 1.5 times the Class M-2 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.

                                 -  The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 1.5 times the Class M-3 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------


                                 -  The Class M-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-4 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 1.5 times the Class M-4 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.

                                 -  The Class B-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 1.5 times the Class B-1 Margin, (y) the Subordinate Rate Cap and (z)
                                    Subordinate Maximum Rate Cap.

                                 -  The Class B-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 1.5 times the Class B-2 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.

                                 -  The Class B-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 1.5 times the Class B-3 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.

                                 -  The Class B-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-4 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus 1.5 times the Class B-4 Margin, (y) the Subordinate Rate Cap and (z)
                                    the Subordinate Maximum Rate Cap.

                                 -  On each Distribution Date for the Class B-5 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible
                                    Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

                                 -  On each Distribution Date for the Class B-6 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible
                                    Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

GROUP I AVAILABLE                   The Group I Available Funds Cap for any Distribution Date will be a per annum rate equal to 12
FUNDS CAP                           times the quotient of (x) the total scheduled interest on the Group I Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------

GROUP I MAXIMUM RATE         The Group I Maximum Rate Cap for any Distribution Date will be a per annum rate equal to 12
CAP                          times the quotient of (x) the total scheduled interest that would have accrued on the Group I
                             Mortgage Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period. Any interest shortfall due to the Group I Maximum Rate Cap will not be reimbursed.

GROUP II NET WAC CAP         The Group II Net WAC Cap for any Distribution Date will be a per annum rate equal to
                             12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the
                             Group II Mortgage Loans as of the first day of the related collection period.

SUBORDINATE MAXIMUM          The Subordinate Maximum Rate Cap will equal the weighted average of the Group I Maximum
RATE CAP                     Rate Cap and the Group II Net WAC Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

SUBORDINATE RATE CAP         The Subordinate Rate Cap will equal the weighted average of the Group I Available Funds Cap and the Group II Net WAC Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group I Group
                             Subordinate Amount and the Group II Group Subordinate Amount, respectively.

RATE CAP                     For the Group I Senior Certificates, the Group I Available Funds Cap.  For the Group II Senior
                             Certificates, the Group II Net WAC Cap.  For each of the Mezzanine Certificates and the
                             Subordinate Certificates, the Subordinate Rate Cap.

GROUP I GROUP                The excess of the aggregate principal amount of the Group I Mortgage Loans over the principal
SUBORDINATE AMOUNT           balance of the Group I Senior Certificates.

GROUP II GROUP               The excess of the aggregate principal amount of the Group II Mortgage Loans over the principal
SUBORDINATE AMOUNT           balance of the Group II Senior Certificates.

SHORTFALL                    If on any Distribution Date the pass-through rate on any class or classes of the Group I Senior
REIMBURSEMENT                Certificates, the Mezzanine Certificates or the Subordinate Certificates is limited by the Group I
                             Available Funds Cap or by the Subordinate Rate Cap, respectively, the amount of such interest that would have been distributed if the pass-through rate on the related class or classes of the Group I
                             Senior Certificates, the Mezzanine Certificates or the Subordinate Certificates had not been so limited by the Group I Available Funds Cap or by the Subordinate Rate Cap, up to but not exceeding, in the case of the Group I Senior Certificates, the Group I Maximum Rate Cap and up to but not
                             exceeding, in the case of the Mezzanine Certificates and Subordinate Certificates, the
                             Subordinate Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related pass-through rate will be carried over to the next
                             Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------


CAP CONTRACTS                The trust fund will own a one-month LIBOR cap contract purchased for the benefit of the
                             Mezzanine Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR (subject to a cap on the cap contract)
                             exceeds the lower collar with respect to such Distribution Date shown in the Cap Contract
                             Schedule appearing herein. Payments received on the cap contract will be available to pay interest to the holders of the Mezzanine Certificates, up to the amount of interest shortfalls on such
                             Certificates to the extent attributable to rates in excess of the Rate Cap, as described herein.

                                                                                               BEGINNING          1ML STRIKE,
                                                CLASSES                       NUMBER OF       DISTRIBUTION        UPPER COLLAR
                                                                                MONTHS            DATE

                                         Mezzanine Certificates                   42           June 2005            9.45%


                             With respect to any Distribution Date, the notional balance of the cap contract will equal the lesser of (i) the notional balance shown in the Cap Contract Schedule appearing herein and (ii) the outstanding certificate principal balance of the relevant Certificates.

CASHFLOW PRIORITY            1.   Repayment of any unreimbursed Servicer advances.
<Preliminary and Subject     2.   Administrative Fees.
to Revision>                 3.   Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months concurrently (i) pro rata to the Class AV-1, Class AV-2 and Class AV-3
                                  Certificates from Group I available interest funds, and (ii)  pro rata to the Class AF-1A, Class
                                  AF-1B, Class AF-1C, Class AF-2, Class AF-3 and Class AF-4 Certificates from Group II available interest funds, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the
                                  Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4
                                  Certificates, then to the Class B-5 Certificates and then to the Class B-6 Certificates.
                              4.  Available principal funds as described under "PRINCIPAL PAYDOWN", as follows: monthly principal to the Class A Certificates, then monthly principal to the Class M-1
                                  Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the
                                  Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, then monthly principal to the Class B-5 Certificates and then monthly principal to the Class B-6 Certificates.
                             5.   Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.
                             6.   Remaining excess interest to pay subordinate principal shortfalls.
                             7.   Remaining excess interest to pay Carryover resulting from imposition of the Group I
                                  Available Funds Cap and then from the imposition of the Subordinate Rate Cap.
                             8.   Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates, or the
                                  Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Stepdown Date has occured; and
ii)      A Trigger Event does not exist.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:
     (1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Group I Principal Distribution Amount") will be paid to the Class AV-1, Class AV-2 and Class AV-3 Certificates. Amounts allocated to the Class AV-1, Class AV-2 and Class AV-3 Certificates shall be paid as follows: ,sequentially to the Class AV-1, Class AV-2 and Class AV-3 Certificates, with all amounts paid to the Class AV-1 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AV-2 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AV-3 Certificates until its Certificate principal balance has been reduced to zero.

     (2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Group II Principal Distribution Amount") will be paid to the Class AF-1A, Class AF-1B, Class AF-1C, Class AF-2, Class AF-3 and Class AF-4 Certificates. Amounts allocated to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates shall be paid as follows: (i) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then (ii) sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, with all amounts paid to the Class AF-1 Certificates being paid to the Class AF-1A, Class AF-1B and Class AF-1C Certificates on a pro rata basis, until the respective Certificate principal balance of each of the Class AF-1A, Class AF-1B and Class AF-1C Certificates has been reduced to zero, thereafter to the Class AF-2 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-3 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AF-4 Certificates until its Certificate principal balance has been reduced to zero.

     "Group I Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

     "Group II Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------

     "Class AF-4 Lockout Distribution Amount" means, for any Distribution Date, the product of (x) the Class AF-4 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-4 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class AF-4 Lockout Distribution Amount for a Distribution Date exceed the Group II Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

     "Class AF-4 Pro Rata Distribution Amount" means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II Certificates immediately prior to that Distribution Date and (y) the Group II Principal Distribution Amount for that Distribution Date.

     "Class AF-4 Lockout Distribution Percentage" means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

     DISTRIBUTION DATES                                   LOCKOUT PERCENTAGE
     June 2005 through and including May 2008                     0%
     June 2008 through and including May 2010                    45%
     June 2010 through and including May 2011                    80%
     June 2011 through and including May 2012                   100%
     June 2012 and thereafter                                   300%

     After the Certificate principal balance of either the Group I Senior Certificates or Group II Senior Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Group I Senior Certificates or Group II Senior Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Group I Senior Certificates and Group II Senior Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class B-1 Certificates, seventh to the Class B-2 Certificates, eighth to the Class B-3 Certificates, ninth to the Class B-4 Certificates, tenth to the Class B-5 Certificates and eleventh to the Class B-6 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

                           CLASS A                            42.40%*
                           CLASS M-1                          29.60%*
                           CLASS M-2                          22.70%*
                           CLASS M-3                          19.60%*
                           CLASS M-4                          16.70%*
                           CLASS B-1                          14.00%*
                           CLASS B-2                          11.70%*
                           CLASS B-3                          9.70%*
                           CLASS B-4                          7.90%*
                           CLASS B-5                          5.90%*
                           CLASS B-6                          2.50%*

                           *includes overcollateralization


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2005-CB3
--------------------------------------------------------------------------------

STEP DOWN DATE            The later to occur of (x) the earlier to occur of (a) the Distribution Date in June 2008 and
                          (b) the Distribution Date on which the aggregate certificate principal balance of the Class A
                          Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement
                          Percentage is greater than or equal to 42.40%.

SENIOR ENHANCEMENT        On any Distribution Date, is the percentage obtained by dividing (x) the sum of (i) the aggregate
PERCENTAGE                certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the O/C
                          Amount, in each case before taking into account principal distributions on such Distribution Date by
                          (y) the principal balance of the Mortgage Loans as of the last day of the related collection period.

TRIGGER EVENT             Is in effect on a Distribution Date if any one of the following conditions exist as of the last day of
<Preliminary and          the immediately preceding collection period:
Subject to Revision>           i.       The "Rolling Six Month 60+ Day Delinquency Percentage" equals or exceeds
                                        [38.00]% of the Senior Enhancement Percentage; or
                               ii.      The aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                          DISTRIBUTION DATE OCCURRING         LOSS PERCENTAGE
                          ---------------------------         ---------------
                          June 2007 - May 2008                [1.25]%
                          June 2008 - May 2009                [2.80]%
                          June 2009 - May 2010                [4.40]%
                          June 2010 - May 2011                [5.75]%
                          June 2011 and thereafter            [6.50]%

60+ DAY DELINQUENT        Each Mortgage Loan with respect to which any portion of a monthly payment is, as of the last day
LOAN                      of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all
                          REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing
                          Date.

ROLLING SIX MONTH         With respect to any Distribution Date, the average of the percentage equivalents of the fractions
60+ DAY DELINQUENCY       determined for each of the six immediately preceding collection periods, the numerator of each of
PERCENTAGE                which is equal to the aggregate principal balance of Mortgage Loans that are 60+ Day Delinquent
                          Loans as of the end of the day immediately preceding such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

PROSPECTUS                The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement
                          (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the
                          Mortgage Loans is contained in the Prospectus. The forgoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the
                          Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN             The following tables describe the mortgage loans and the related mortgaged properties as of the
TABLES                    close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                             C-BASS SERIES 2005-CB3
               TOTAL MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                   TOTAL               MINIMUM              MAXIMUM
-------                                                                   -----               -------              -------
Aggregate Current Principal Balance                                $ 418,379,184.49
Number of Mortgage Loans                                                      2,388
(1)Average Outstanding Principal Balance                           $     175,200.66      $       9,598.93      $     996,224.65
(1)Average Original Loan Balance                                   $     176,033.10      $      10,000.00      $     999,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                      81.15%                 7.79%               122.72%
(1)Weighted Average Loan Rate                                                 6.917%                3.500%               14.375%
(1),(4)Weighted Average Gross Margin                                          5.828%                2.000%                9.600%
(1),(4))Weighted Average Initial Periodic Cap                                 2.872%                1.000%                6.000%
(1),(4)Weighted Average Subsequent Periodic Cap                               1.039%                1.000%                2.000%
(1),(2),(4),(5)Weighted Average Minimum Interest Rate                         6.768%                1.250%               11.550%
(1),(4)Weighted Average Maximum Interest Rate                                12.942%                8.000%               18.750%
(1)Weighted Average Original Term to Maturity (months)                          350                    59                   361
(1)Weighted Average Remaining Term to Stated Maturity (months)                  343                    42                   360
(1),(4)Weighted Average Term to Roll (months)                                    22                     1                    70
(1),(3)Weighted Average Credit Score                                            645                   455                   813

----------

(1)   Average or Weighted Average reflected in Total.

(2)   77.72% of the Adjustable Rate Mortgage Loans have minimum interest rates.

(3)   99.71% of the Mortgage Loans have Credit Scores.

(4)   Adjustable Rate Mortgage Loans only.

(5)   Non-zero Weighted Average and Minimum value.

                                                   PERCENT OF CUT-OFF DATE
                                 RANGE                PRINCIPAL BALANCE
                                 -----                -----------------
PRODUCT TYPE                     Fully Amortizing          97.02%
                                 Balloon Payment            2.98%

LIEN                             First                     96.15%
                                 Second                     3.85%

ADJUSTMENT TYPE                  Fixed                     28.84%
                                 ARM                       71.16%

PAYMENT TYPE                     Actuarial                 66.51%
                                 Interest Only             33.48%
                                 Simple Interest            0.02%

INDEX (ARM LOANS ONLY)           6 Month LIBOR             97.92%
                                 Other Indices              2.08%

GEOGRAPHIC DISTRIBUTION          California                41.48%
                                 Florida                    4.96%
                                 Washington                 4.29%
                                 New York                   4.03%
                                 Maryland                   3.88%

LARGEST ZIP CODE CONCENTRATION   94544                      0.44%

SUB-PRIME LOANS                                            69.51%

FHA-VA LOANS                                                1.32%

SELLER FINANCED LOANS                                       2.19%

LOANS WITH BORROWER PMI                                     0.43%

LOANS WITH PREPAYMENT PENALTIES                            81.61%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                                PRINCIPAL BALANCE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                                     OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING           LOANS            OUTSTANDING              OUTSTANDING
-----------------------------           -----            -----------              -----------
$1 to $50,000                                    241  $  8,104,530.06                 1.94%
$50,001 to $100,000                              575    42,753,586.61                10.22
$100,001 to $150,000                             447    55,459,709.34                13.26
$150,001 to $200,000                             353    61,785,039.17                14.77
$200,001 to $250,000                             219    48,883,116.88                11.68
$250,001 to $300,000                             186    50,707,385.91                12.12
$300,001 to $350,000                             120    38,917,911.12                 9.30
$350,001 to $400,000                              97    36,293,142.28                 8.67
$400,001 to $450,000                              60    25,623,284.41                 6.12
$450,001 to $500,000                              34    16,190,123.00                 3.87
$500,001 to $550,000                              22    11,536,174.85                 2.76
$550,001 to $600,000                              17     9,719,113.10                 2.32
$600,001 to $650,000                               5     3,131,537.87                 0.75
$650,001 to $700,000                               2     1,376,500.00                 0.33
$700,001 to $750,000                               4     2,928,298.25                 0.70
$750,001 to $800,000                               3     2,358,528.80                 0.56
$800,001 to $850,000                               2     1,614,978.19                 0.39
$950,001 to $1,000,000                             1       996,224.65                 0.24
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
---------------------------------------------------------------------------------------------

                                  CREDIT SCORE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                                     OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
CREDIT SCORE                            LOANS            OUTSTANDING              OUTSTANDING
------------                            -----            -----------              -----------
Not Available (1)                                 19  $  1,221,493.99                 0.29%
441 to 460                                         5       870,204.15                 0.21
461 to 480                                        16     2,718,881.65                 0.65
481 to 500                                        24     3,859,009.41                 0.92
501 to 520                                        52     6,408,390.31                 1.53
521 to 540                                        96    12,737,730.08                 3.04
541 to 560                                       127    21,582,547.40                 5.16
561 to 580                                       166    27,900,285.49                 6.67
581 to 600                                       171    28,641,533.02                 6.85
601 to 620                                       254    40,578,086.34                 9.70
621 to 640                                       285    47,875,959.11                11.44
641 to 660                                       267    49,016,070.63                11.72
661 to 680                                       247    42,896,779.74                10.25
681 to 700                                       208    41,331,261.27                 9.88
701 to 720                                       169    32,088,964.94                 7.67
721 to 740                                        97    20,897,034.14                 4.99
741 to 760                                       106    22,033,351.23                 5.27
761 to 780                                        52    10,994,352.75                 2.63
781 to 800                                        22     3,953,844.50                 0.95
801 to 820                                         5       773,404.34                 0.18
---------------------------------------------------------------------------------------------
Total:                                         2,388  $418,379,184.49               100.00%
=============================================================================================

----------

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                            ORIGINAL TERM TO MATURITY

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
ORIGINAL TERM TO MATURITY            OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
(MONTHS)                                LOANS            OUTSTANDING              OUTSTANDING
--------                                -----            -----------              -----------
49 to 60                                           2  $    114,019.62                 0.03%
85 to 96                                           1        60,561.51                 0.01
97 to 108                                          1        40,622.02                 0.01
109 to 120                                        12       455,257.40                 0.11
121 to 132                                         2        70,114.94                 0.02
133 to 144                                         3        92,613.68                 0.02
145 to 156                                         2       265,052.53                 0.06
157 to 168                                         3       133,568.12                 0.03
169 to 180                                       264    17,620,674.64                 4.21
181 to 192                                         9       624,000.09                 0.15
193 to 204                                         1        59,765.17                 0.01
205 to 216                                         4       196,892.48                 0.05
217 to 228                                         3       121,724.56                 0.03
229 to 240                                        85     5,025,332.77                 1.20
253 to 264                                         1        42,490.37                 0.01
265 to 276                                         2        89,681.81                 0.02
289 to 300                                        12     1,396,765.14                 0.33
301 to 312                                         5       438,765.04                 0.10
313 to 324                                         5       262,027.17                 0.06
325 to 336                                         2       138,088.52                 0.03
337 to 348                                         8       831,550.53                 0.20
349 to 360                                     1,958   389,936,667.12                93.20
361 to 372                                         3       362,949.26                 0.09
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
---------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                        REMAINING TERM TO STATED MATURITY

                                                                                    % OF AGGREGATE
                                            NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
REMAINING TERM TO STATED MATURITY        OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
(MONTHS)                                    LOANS            OUTSTANDING              OUTSTANDING
--------                                    -----            -----------              -----------
37 to 48                                           1      $     66,521.53                 0.02%
49 to 60                                           2            57,097.02                 0.01
73 to 84                                           1            60,561.51                 0.01
97 to 108                                          4           176,186.85                 0.04
109 to 120                                         9           344,115.30                 0.08
121 to 132                                         3            98,083.85                 0.02
133 to 144                                         2            87,064.73                 0.02
145 to 156                                         3           312,359.97                 0.07
157 to 168                                        45         3,707,650.91                 0.89
169 to 180                                       226        14,479,539.50                 3.46
181 to 192                                         6           241,379.42                 0.06
193 to 204                                         3           130,142.51                 0.03
205 to 216                                         4           302,728.49                 0.07
217 to 228                                        14           830,922.50                 0.20
229 to 240                                        70         4,016,195.07                 0.96
253 to 264                                         3           132,172.18                 0.03
265 to 276                                         4           225,055.18                 0.05
277 to 288                                         4           277,127.80                 0.07
289 to 300                                        15         1,731,116.96                 0.41
301 to 312                                         7           520,675.39                 0.12
313 to 324                                         4           251,560.67                 0.06
325 to 336                                        11         1,276,332.65                 0.31
337 to 348                                       504        84,676,113.45                20.24
349 to 360                                     1,443       304,378,481.05                72.75
-------------------------------------------------------------------------------------------------
TOTAL:                                         2,388      $418,379,184.49               100.00%
-------------------------------------------------------------------------------------------------

                                  PROPERTY TYPE


                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                                     OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
PROPERTY TYPE                           LOANS            OUTSTANDING              OUTSTANDING
-------------                           -----            -----------              -----------
Single Family                                  1,709  $303,481,810.92                72.54%
PUD                                              254    50,093,203.07                11.97
Condominium                                      147    22,542,958.16                 5.39
2-Family                                         103    20,081,444.59                 4.80
Manufactured Housing                             131    12,937,455.07                 3.09
4-Family                                          17     4,670,226.55                 1.12
3-Family                                          22     4,089,355.90                 0.98
Townhouse                                          5       482,730.23                 0.12
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
---------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                                    OCCUPANCY

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                                     OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
OCCUPANCY                               LOANS            OUTSTANDING              OUTSTANDING
---------                               -----            -----------              -----------
Primary                                        2,172  $385,193,263.69                92.07%
Investment                                       192    28,836,805.83                 6.89
Second Home                                       24     4,349,114.97                 1.04
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
=============================================================================================

                                  LOAN PURPOSE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                                     OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
LOAN PURPOSE                            LOANS            OUTSTANDING              OUTSTANDING
------------                            -----            -----------              -----------
Equity Refinance                               1,132  $210,577,373.22                50.33%
Purchase                                       1,098   184,575,844.82                44.12
Rate/Term Refinance                              158    23,225,966.45                 5.55
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
=============================================================================================

                           CURRENT MORTGAGE LOAN RATE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
RANGE OF                             OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES             LOANS            OUTSTANDING              OUTSTANDING
---------------------------             -----            -----------              -----------
3.001% to 3.500%                                   7  $    656,810.69                 0.16%
3.501% to 4.000%                                  13     1,826,207.43                 0.44
4.001% to 4.500%                                   2       317,740.00                 0.08
4.501% to 5.000%                                  36     7,173,443.39                 1.71
5.001% to 5.500%                                  98    25,003,242.40                 5.98
5.501% to 6.000%                                 304    74,006,073.73                17.69
6.001% to 6.500%                                 364    82,571,019.68                19.74
6.501% to 7.000%                                 399    85,220,746.84                20.37
7.001% to 7.500%                                 230    41,163,717.83                 9.84
7.501% to 8.000%                                 256    36,170,950.54                 8.65
8.001% to 8.500%                                 131    20,029,735.91                 4.79
8.501% to 9.000%                                 138    17,475,682.26                 4.18
9.001% to 9.500%                                  71     6,261,504.18                 1.50
9.501% to 10.000%                                116     7,336,160.62                 1.75
10.001% to 10.500%                                71     4,450,374.94                 1.06
10.501% to 11.000%                                61     3,704,461.43                 0.89
11.001% to 11.500%                                36     2,284,403.22                 0.55
11.501% to 12.000%                                24     1,264,573.00                 0.30
12.001% to 12.500%                                13       574,759.95                 0.14
12.501% to 13.000%                                10       455,509.67                 0.11
13.001% to 13.500%                                 5       370,809.86                 0.09
13.501% to 14.000%                                 2        47,296.44                 0.01
14.001% to 14.500%                                 1        13,960.48                 0.00
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
RANGE OF CURRENT                     OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS           LOANS            OUTSTANDING              OUTSTANDING
-----------------------------           -----            -----------              -----------
0.01% to 10.00%                                    1  $     49,847.16                 0.01%
10.01% to 20.00%                                   1        49,647.35                 0.01
20.01% to 30.00%                                   7       558,228.03                 0.13
30.01% to 40.00%                                  16     2,591,677.25                 0.62
40.01% to 50.00%                                  37     5,254,556.43                 1.26
50.01% to 60.00%                                  55    10,276,136.63                 2.46
60.01% to 70.00%                                 176    34,946,566.88                 8.35
70.01% to 80.00%                                 918   198,961,104.43                47.56
80.01% to 90.00%                                 581   102,263,083.27                24.44
90.01% to 100.00%                                580    61,565,721.59                14.72
100.01% to 110.00%                                14     1,687,387.07                 0.40
110.01% to 120.00%                                 2       175,228.40                 0.04
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
=============================================================================================


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                             GEOGRAPHIC DISTRIBUTION

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                                     OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
STATE OR TERRITORY                      LOANS            OUTSTANDING              OUTSTANDING
------------------                      -----            -----------              -----------
California                                       665  $173,555,068.77                41.48%
Florida                                          148    20,761,017.61                 4.96
Washington                                       104    17,959,664.26                 4.29
New York                                          93    16,862,616.28                 4.03
Maryland                                          77    16,218,379.21                 3.88
Texas                                            195    15,601,664.39                 3.73
New Jersey                                        76    15,191,219.83                 3.63
Nevada                                            65    14,072,220.98                 3.36
Virginia                                          77    13,576,193.86                 3.24
Pennsylvania                                      71     9,505,469.39                 2.27
Arizona                                           65     9,492,499.45                 2.27
Oregon                                            54     8,916,527.19                 2.13
Colorado                                          55     8,800,983.99                 2.10
Illinois                                          64     8,537,107.58                 2.04
Massachusetts                                     30     6,785,004.64                 1.62
Ohio                                              56     5,742,445.96                 1.37
Connecticut                                       30     5,131,168.96                 1.23
Michigan                                          42     4,656,553.13                 1.11
Georgia                                           39     4,426,713.89                 1.06
North Carolina                                    42     3,933,430.42                 0.94
Tennessee                                         36     3,821,187.06                 0.91
Utah                                              21     3,101,253.38                 0.74
Rhode Island                                      14     2,961,401.48                 0.71
Missouri                                          28     2,642,582.30                 0.63
Indiana                                           29     2,511,953.69                 0.60
Alabama                                           25     2,498,203.39                 0.60
Minnesota                                         11     2,219,038.90                 0.53
New Hampshire                                      9     1,909,212.18                 0.46
South Carolina                                    20     1,688,060.00                 0.40
District of Columbia                               6     1,469,661.19                 0.35
Maine                                              9     1,290,957.39                 0.31
Kentucky                                          13     1,279,307.65                 0.31
Wisconsin                                         12     1,234,816.76                 0.30
Mississippi                                       14     1,079,140.77                 0.26
Alaska                                             5     1,030,411.96                 0.25
New Mexico                                        10     1,024,651.31                 0.24
Kansas                                             9       970,130.14                 0.23
Louisiana                                         11       795,524.22                 0.19
Delaware                                           5       780,207.21                 0.19
Oklahoma                                          12       723,399.58                 0.17
Iowa                                               9       652,896.82                 0.16
Arkansas                                           8       588,487.47                 0.14
Nebraska                                           6       552,178.04                 0.13
Hawaii                                             2       418,145.16                 0.10
Wyoming                                            3       383,593.53                 0.09
Idaho                                              4       317,204.63                 0.08
West Virginia                                      5       286,108.80                 0.07
Vermont                                            3       279,279.12                 0.07
Montana                                            1       144,240.57                 0.03
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                               LOAN DOCUMENTATION


                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                                     OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
DOCUMENTATION LEVEL                     LOANS            OUTSTANDING              OUTSTANDING
-------------------                     -----            -----------              -----------
Stated Income                                    930  $187,544,357.09                44.83%
Full Documentation                             1,042   170,210,059.85                 40.68
Limited Documentation                            206    39,554,440.38                 9.45
No Documentation                                 182    17,028,283.10                 4.07
Alternate Documentation                           16     2,972,359.79                 0.71
Missing Documentation                              7       561,009.91                 0.13
Streamlined Documentation                          5       508,674.37                 0.12
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
=============================================================================================

                               PERFORMANCE STATUS

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                                     OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
PERFORMANCE STATUS                      LOANS            OUTSTANDING              OUTSTANDING
------------------                      -----            -----------              -----------
Current                                        2,388  $418,379,184.49               100.00%
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
=============================================================================================


                             PREPAYMENT PENALTY TERM

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE      PRINCIPAL BALANCE OF THE TOTAL
                                     OF MORTGAGE      PRINCIPAL BALANCE          MORTGAGE LOANS
PREPAYMENT PENALTY TERM                 LOANS            OUTSTANDING              OUTSTANDING
-----------------------                 -----            -----------              -----------
12 months                                        119  $ 25,301,707.66                 6.05%
24 months                                        886   185,664,080.91                44.38
30 months                                          1       298,700.58                 0.07
36 months                                        574    93,933,701.59                22.45
48 months                                          6       935,856.17                 0.22
60 months                                        181    35,275,721.19                 8.43
105 months                                         1        40,622.02                 0.01
No Prepayment Penalty                            620    76,928,794.37                18.39
---------------------------------------------------------------------------------------------
TOTAL:                                         2,388  $418,379,184.49               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                             C-BASS SERIES 2005-CB3
              GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT


SUMMARY                                                                   TOTAL               MINIMUM              MAXIMUM
-------                                                                   -----               -------              -------
Aggregate Current Principal Balance                                $ 297,725,683.46
Number of Mortgage Loans                                                      1,370
(1)Average Outstanding Principal Balance                           $     217,318.02      $      27,718.82      $     996,224.65
(1)Average Original Loan Balance                                   $     218,071.24      $      28,000.00      $     999,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                      80.76%                13.07%               100.00%
(1)Weighted Average Loan Rate                                                 6.768%                3.990%               11.750%
(1)Weighted Average Gross Margin                                              5.828%                2.000%                9.600%
(1)Weighted Average Initial Periodic Cap                                      2.872%                1.000%                6.000%
(1)Weighted Average Subsequent Periodic Cap                                   1.039%                1.000%                2.000%
(1),(2),(4)Weighted Average Minimum Interest Rate                             6.768%                1.250%               11.550%
(1)Weighted Average Maximum Interest Rate                                    12.942%                8.000%               18.750%
(1)Weighted Average Original Term to Maturity (months)                          360                   360                   360
(1)Weighted Average Remaining Term to Stated Maturity (months)                  354                   281                   359
(1)Weighted Average Term to Roll (months)                                        22                     1                    70
(1),(3)Weighted Average Credit Score                                            643                   455                   804

----------

(1)   Average or Weighted Average reflected in Total.

(2)   77.72% of the Group I Mortgage Loans have minimum interest rates.

(3)   100.00% of the Group I Mortgage Loans have Credit Scores.

(4)   Non-zero Weighted Average and Minimum value.

                                                   PERCENT OF CUT-OFF DATE
                                 RANGE                PRINCIPAL BALANCE
                                 -----                -----------------
PRODUCT TYPE                     Fully Amortizing         100.00%
                                 Balloon Payment            0.00%

LIEN                             First                    100.00%
                                 Second                     0.00%

ADJUSTMENT TYPE                  Fixed                      0.00%
                                 ARMs                     100.00%

PAYMENT TYPE                     Actuarial                 54.20%
                                 Interest Only             45.80%
                                 Simple Interest            0.00%

INDEX                            6 Month LIBOR             97.92%
                                 Other Indices              2.08%

GEOGRAPHIC DISTRIBUTION          California                49.70%
                                 Washington                 4.96%
                                 Florida                    4.15%
                                 Nevada                     3.80%
                                 New Jersey                 3.36%

LARGEST ZIP CODE CONCENTRATION   94565                      0.55%

SUB-PRIME LOANS                                            78.01%

FHA-VA LOANS                                                0.56%

SELLER FINANCED LOANS                                       0.00%

LOANS WITH BORROWER PMI                                     0.13%

LOANS WITH PREPAYMENT PENALTIES                            85.39%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                                PRINCIPAL BALANCE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING           LOANS            OUTSTANDING              OUTSTANDING
-----------------------------           -----            -----------              -----------
$1 to $50,000                                     21  $    906,946.93                 0.30%
$50,001 to $100,000                              228    17,403,955.17                 5.85
$100,001 to $150,000                             254    31,488,880.53                10.58
$150,001 to $200,000                             240    42,056,676.62                14.13
$200,001 to $250,000                             170    38,028,813.08                12.77
$250,001 to $300,000                             144    39,375,862.54                13.23
$300,001 to $350,000                              99    31,978,196.00                10.74
$350,001 to $400,000                              82    30,742,744.72                10.33
$400,001 to $450,000                              56    23,900,166.21                 8.03
$450,001 to $500,000                              30    14,296,685.36                 4.80
$500,001 to $550,000                              18     9,445,596.70                 3.17
$550,001 to $600,000                              15     8,592,508.18                 2.89
$600,001 to $650,000                               4     2,521,668.50                 0.85
$650,001 to $700,000                               2     1,376,500.00                 0.46
$700,001 to $750,000                               2     1,438,954.39                 0.48
$750,001 to $800,000                               2     1,560,325.69                 0.52
$800,001 to $850,000                               2     1,614,978.19                 0.54
$950,001 to $1,000,000                             1       996,224.65                 0.33
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------

                                  CREDIT SCORE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
CREDIT SCORE                            LOANS            OUTSTANDING              OUTSTANDING
------------                            -----            -----------              -----------
441 to 460                                         5  $    870,204.15                 0.29%
461 to 480                                        14     2,501,871.19                 0.84
481 to 500                                        17     3,231,584.47                 1.09
501 to 520                                        34     5,185,115.10                 1.74
521 to 540                                        64    10,517,580.65                 3.53
541 to 560                                        92    17,544,269.39                 5.89
561 to 580                                       108    21,237,552.83                 7.13
581 to 600                                       103    19,776,932.45                 6.64
601 to 620                                       143    27,965,468.64                 9.39
621 to 640                                       151    32,197,398.28                10.81
641 to 660                                       128    30,128,356.14                10.12
661 to 680                                       126    29,191,987.88                 9.80
681 to 700                                       121    30,800,950.20                10.35
701 to 720                                       106    25,525,501.07                 8.57
721 to 740                                        63    16,334,469.15                 5.49
741 to 760                                        58    16,141,007.62                 5.42
761 to 780                                        26     6,462,509.19                 2.17
781 to 800                                         9     1,830,869.19                 0.61
801 to 820                                         2       282,055.87                 0.09
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                            ORIGINAL TERM TO MATURITY

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
ORIGINAL TERM TO MATURITY            OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
(MONTHS)                                LOANS            OUTSTANDING              OUTSTANDING
--------                                -----            -----------              -----------
349 to 360                                     1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------

                        REMAINING TERM TO STATED MATURITY

                                                                                    % OF AGGREGATE
                                            NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY        OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
(MONTHS)                                    LOANS            OUTSTANDING              OUTSTANDING
--------                                    -----            -----------              -----------
277 to 288                                         2          $142,089.31                 0.05%
289 to 300                                         5           444,554.26                 0.15
325 to 336                                         1           104,618.76                 0.04
337 to 348                                       361        65,383,165.29                21.96
349 to 360                                      1001       231,651,255.84                77.81
-------------------------------------------------------------------------------------------------
TOTAL:                                         1,370      $297,725,683.46               100.00%
-------------------------------------------------------------------------------------------------


                                  PROPERTY TYPE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
PROPERTY TYPE                           LOANS            OUTSTANDING              OUTSTANDING
--------                                -----            -----------              -----------
Single Family                                    948  $211,320,438.09                70.98%
PUD                                              154    37,000,786.82                12.43
Condominium                                       88    17,758,493.97                 5.96
2-Family                                          61    15,294,551.76                 5.14
Manufactured Housing                              94     9,317,748.86                 3.13
4-Family                                           8     3,388,657.74                 1.14
3-Family                                          13     3,214,165.77                 1.08
Townhouse                                          4       430,840.45                 0.14
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                                    OCCUPANCY

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
OCCUPANCY                               LOANS            OUTSTANDING              OUTSTANDING
---------                               -----            -----------              -----------
Primary                                        1,240  $272,777,590.89                91.62%
Investment                                       117    21,672,382.90                 7.28
Second Home                                       13     3,275,709.67                 1.10
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
=============================================================================================

                                  LOAN PURPOSE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
LOAN PURPOSE                            LOANS            OUTSTANDING              OUTSTANDING
------------                            -----            -----------              -----------
Equity Refinance                                 660  $143,692,411.36                48.26%
Purchase                                         635   141,855,756.13                47.65
Rate/Term Refinance                               75    12,177,515.97                 4.09
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
=============================================================================================

                           CURRENT MORTGAGE LOAN RATE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
RANGE OF                             OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES             LOANS            OUTSTANDING              OUTSTANDING
---------------------------             -----            -----------              -----------
3.501% to 4.000%                                   6  $  1,258,794.07                 0.42%
4.001% to 4.500%                                   2       317,740.00                 0.11
4.501% to 5.000%                                  22     5,607,905.33                 1.88
5.001% to 5.500%                                  72    17,970,991.12                 6.04
5.501% to 6.000%                                 187    51,670,887.27                 17.36
6.001% to 6.500%                                 249    61,853,398.85                 20.78
6.501% to 7.000%                                 266    64,037,545.16                 21.51
7.001% to 7.500%                                 173    34,687,796.52                 11.65
7.501% to 8.000%                                 144    25,083,052.86                 8.42
8.001% to 8.500%                                  88    14,711,426.04                 4.94
8.501% to 9.000%                                  78    12,341,340.29                 4.15
9.001% to 9.500%                                  41     4,248,676.21                 1.43
9.501% to 10.000%                                 17     1,845,859.25                 0.62
10.001% to 10.500%                                11       850,817.22                 0.29
10.501% to 11.000%                                 7       550,819.60                 0.19
11.001% to 11.500%                                 5       484,658.27                 0.16
11.501% to 12.000%                                 2       203,975.40                 0.07
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
RANGE OF CURRENT                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS           LOANS            OUTSTANDING              OUTSTANDING
-----------------------------           -----            -----------              -----------
10.01% to 20.00%                                   1  $     49,647.35                 0.02%
20.01% to 30.00%                                   3       147,507.41                 0.05
30.01% to 40.00%                                   5       613,671.50                 0.21
40.01% to 50.00%                                  14     2,235,464.75                 0.75
50.01% to 60.00%                                  34     7,155,491.78                 2.40
60.01% to 70.00%                                 113    24,717,956.32                 8.30
70.01% to 80.00%                                 671   159,061,678.33                53.43
80.01% to 90.00%                                 373    75,363,749.37                25.31
90.01% to 100.00%                                156    28,380,516.65                 9.53
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                             GEOGRAPHIC DISTRIBUTION

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
STATE OR TERRITORY                      LOANS            OUTSTANDING              OUTSTANDING
------------------                      -----            -----------              -----------
California                                       489  $147,960,796.88                49.70%
Washington                                        81    14,779,804.55                 4.96
Florida                                           81    12,341,896.31                 4.15
Nevada                                            47    11,319,948.24                 3.80
New Jersey                                        44    10,004,288.31                 3.36
Virginia                                          39     9,260,566.04                 3.11
Maryland                                          39     8,478,433.23                 2.85
Texas                                             73     7,794,638.23                 2.62
Arizona                                           48     7,466,994.71                 2.51
Colorado                                          39     7,088,229.02                 2.38
Oregon                                            37     7,058,696.38                 2.37
New York                                          25     6,662,094.15                 2.24
Illinois                                          36     5,889,132.51                 1.98
Pennsylvania                                      34     5,178,903.06                 1.74
Massachusetts                                     18     4,682,615.96                 1.57
Michigan                                          26     2,756,516.04                 0.93
Georgia                                           21     2,651,880.85                 0.89
Utah                                              14     2,518,467.10                 0.85
North Carolina                                    23     2,511,902.99                 0.84
Tennessee                                         19     2,390,172.71                 0.80
Connecticut                                       10     1,906,560.54                 0.64
Minnesota                                          7     1,779,655.85                 0.60
Ohio                                              14     1,399,589.44                 0.47
New Hampshire                                      5     1,341,958.54                 0.45
Rhode Island                                       6     1,297,758.82                 0.44
Missouri                                          12     1,151,310.48                 0.39
District of Columbia                               3     1,115,423.34                 0.37
Indiana                                           12     1,021,791.60                 0.34
Alaska                                             4       961,965.73                 0.32
South Carolina                                     8       827,735.20                 0.28
Wisconsin                                          6       754,462.55                 0.25
Alabama                                            6       689,700.08                 0.23
Mississippi                                        5       494,963.12                 0.17
Oklahoma                                           6       482,249.62                 0.16
Kansas                                             3       462,381.61                 0.16
Kentucky                                           6       452,821.59                 0.15
Louisiana                                          6       446,202.57                 0.15
Hawaii                                             2       418,145.16                 0.14
Nebraska                                           3       334,599.39                 0.11
Idaho                                              4       317,204.63                 0.11
Arkansas                                           2       274,211.35                 0.09
Delaware                                           1       206,182.77                 0.07
New Mexico                                         2       182,624.70                 0.06
Vermont                                            1       167,214.78                 0.06
Wyoming                                            1       151,502.16                 0.05
Maine                                              1       147,250.00                 0.05
Montana                                            1       144,240.57                 0.05
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                               LOAN DOCUMENTATION

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
DOCUMENTATION LEVEL                     LOANS            OUTSTANDING              OUTSTANDING
-------------------                     -----            -----------              -----------
Stated Income                                    614  $152,068,166.01                51.08%
Full Documentation                               566   104,173,055.86                34.99
Limited Documentation                            156    34,014,414.92                11.42
No Documentation                                  20     4,566,549.42                 1.53
Alternate Documentation                           12     2,695,962.76                 0.91
Streamlined Documentation                          2       207,534.49                 0.07
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


                               PERFORMANCE STATUS

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
PERFORMANCE STATUS                      LOANS            OUTSTANDING              OUTSTANDING
------------------                      -----            -----------              -----------
Current                                        1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
=============================================================================================

                             PREPAYMENT PENALTY TERM

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
PREPAYMENT PENALTY TERM                 LOANS            OUTSTANDING              OUTSTANDING
-----------------------                 -----            -----------              -----------
12 months                                         82  $ 21,365,622.83                 7.18%
24 months                                        760   176,503,326.48                59.28
30 months                                          1       298,700.58                 0.10
36 months                                        283    52,863,016.93                17.76
60 months                                         15     3,185,493.87                 1.07
No Prepayment Penalty                            229    43,509,522.77                14.61
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                                  GROSS MARGIN

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
RANGE OF                             OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
GROSS MARGINS                           LOANS            OUTSTANDING              OUTSTANDING
-------------                           -----            -----------              -----------
1.501% to 2.000%                                   7  $  1,052,380.65                 0.35%
2.001% to 2.500%                                  18     4,653,262.88                 1.56
2.501% to 3.000%                                  11     1,543,899.56                 0.52
3.001% to 3.500%                                   6     1,629,393.74                 0.55
3.501% to 4.000%                                  20     5,090,436.86                 1.71
4.001% to 4.500%                                  22     5,075,833.13                 1.70
4.501% to 5.000%                                 175    37,956,108.18                12.75
5.001% to 5.500%                                 224    57,192,707.78                19.21
5.501% to 6.000%                                 274    62,177,233.81                20.88
6.001% to 6.500%                                 248    49,979,856.25                16.79
6.501% to 7.000%                                 208    43,214,744.15                14.51
7.001% to 7.500%                                  84    17,854,083.04                 6.00
7.501% to 8.000%                                  45     7,228,211.66                 2.43
8.001% to 8.500%                                  19     2,269,498.95                 0.76
8.501% to 9.000%                                   3       244,288.07                 0.08
9.001% to 9.500%                                   5       512,018.25                 0.17
9.501% to 10.000%                                  1        51,726.50                 0.02
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


                            INITIAL PERIODIC RATE CAP

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
INITIAL PERIODIC RATE CAP               LOANS            OUTSTANDING              OUTSTANDING
-------------------------               -----            -----------              -----------
1.000%                                           105  $ 12,982,110.10                 4.36%
1.500%                                            30     6,714,711.33                 2.26
2.000%                                            67    13,163,440.94                 4.42
3.000%                                         1,148   259,876,883.14                87.29
5.000%                                            14     3,952,853.98                 1.33
6.000%                                             6     1,035,683.97                 0.35
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                          SUBSEQUENT PERIODIC RATE CAP

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
SUBSEQUENT PERIODIC RATE CAP            LOANS            OUTSTANDING              OUTSTANDING
----------------------------            -----            -----------              -----------
1.000%                                         1,272  $279,910,615.77                94.02%
1.500%                                            71    12,671,561.28                 4.26
2.000%                                            27     5,143,506.41                 1.73
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------

                              MAXIMUM MORTGAGE RATE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
RANGE OF                             OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
MAXIMUM MORTGAGE RATES                  LOANS            OUTSTANDING              OUTSTANDING
----------------------                  -----            -----------              -----------
7.501% to 8.000%                                   2  $    296,271.82                 0.10%
8.001% to 8.500%                                   1       141,689.51                 0.05
8.501% to 9.000%                                   4       844,846.76                 0.28
9.001% to 9.500%                                   2       393,352.15                 0.13
9.501% to 10.000%                                 13     3,191,543.14                 1.07
10.001% to 10.500%                                 4     1,006,104.63                 0.34
10.501% to 11.000%                                11     2,576,840.54                 0.87
11.001% to 11.500%                                55    13,735,689.81                 4.61
11.501% to 12.000%                               159    41,544,846.09                13.95
12.001% to 12.500%                               201    51,769,874.85                17.39
12.501% to 13.000%                               269    66,586,477.93                22.37
13.001% to 13.500%                               173    36,587,355.62                12.29
13.501% to 14.000%                               152    30,405,740.64                10.21
14.001% to 14.500%                               111    19,345,779.69                 6.50
14.501% to 15.000%                                73    11,538,176.37                 3.88
15.001% to 15.500%                                75    11,320,222.73                 3.80
15.501% to 16.000%                                22     2,813,962.50                 0.95
16.001% to 16.500%                                24     2,132,984.98                 0.72
16.501% to 17.000%                                 7       383,597.28                 0.13
17.001% to 17.500%                                 6       604,142.21                 0.20
17.501% to 18.000%                                 3       278,729.12                 0.09
18.001% to 18.500%                                 2       177,282.14                 0.06
18.501% to 19.000%                                 1       50,172.95                  0.02
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                              MINIMUM MORTGAGE RATE

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
RANGE OF                             OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
MINIMUM MORTGAGE RATES                  LOANS            OUTSTANDING              OUTSTANDING
----------------------                  -----            -----------              -----------
No Minimum Rate                                  288  $ 66,325,516.72                22.28%
1.001% to 1.500%                                   1        88,771.29                 0.03
2.001% to 2.500%                                  10     3,299,030.31                 1.11
2.501% to 3.000%                                   1       231,994.90                 0.08
3.001% to 3.500%                                   3       850,989.51                 0.29
3.501% to 4.000%                                   2       500,457.98                 0.17
4.001% to 4.500%                                   4       568,595.37                 0.19
4.501% to 5.000%                                  11     2,561,905.57                 0.86
5.001% to 5.500%                                  52    13,514,939.41                 4.54
5.501% to 6.000%                                 131    36,663,232.44                12.31
6.001% to 6.500%                                 185    45,867,375.92                15.41
6.501% to 7.000%                                 200    47,133,248.58                15.83
7.001% to 7.500%                                 142    28,222,629.82                 9.48
7.501% to 8.000%                                 122    20,817,912.24                 6.99
8.001% to 8.500%                                  78    13,117,477.64                 4.41
8.501% to 9.000%                                  70    11,151,469.94                 3.75
9.001% to 9.500%                                  34     3,511,515.98                 1.18
9.501% to 10.000%                                 15     1,452,134.63                 0.49
10.001% to 10.500%                                 9       697,586.30                 0.23
10.501% to 11.000%                                 7       550,819.60                 0.19
11.001% to 11.500%                                 4       444,276.86                 0.15
11.501% to 12.000%                                 1       153,802.45                 0.05
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          C-BASS 2005-CB3
(MERRILL LYNCH LOGO)      GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                         NEXT LOAN RATE ADJUSTMENT MONTH

                                                                                % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
NEXT LOAN RATE                       OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
ADJUSTMENT MONTH                        LOANS            OUTSTANDING              OUTSTANDING
----------------                        -----            -----------              -----------
June 2005                                          5  $  1,210,572.04                 0.41%
July 2005                                          8     1,071,665.37                 0.36
August 2005                                        1       376,039.87                 0.13
September 2005                                     5       667,151.64                 0.22
October 2005                                      32     4,451,140.98                 1.50
November 2005                                     34     4,343,665.58                 1.46
December 2005                                     29     3,134,120.00                 1.05
January 2006                                      21     2,646,875.39                 0.89
February 2006                                      7     1,189,145.72                 0.40
March 2006                                        21     4,311,960.14                 1.45
April 2006                                       107    21,945,684.77                 7.37
May 2006                                          47    10,885,095.02                 3.66
June 2006                                          3       279,273.88                 0.09
July 2006                                         10     1,570,264.87                 0.53
August 2006                                        9     1,832,489.20                 0.62
September 2006                                     9     2,801,227.47                 0.94
October 2006                                       9     1,690,148.50                 0.57
November 2006                                     57    13,576,562.33                 4.56
December 2006                                     97    26,045,401.55                 8.75
January 2007                                     230    57,289,767.53                19.24
February 2007                                    101    23,180,251.74                 7.79
March 2007                                       119    28,529,900.62                 9.58
April 2007                                        65    13,586,678.42                 4.56
May 2007                                          11     1,298,406.84                 0.44
June 2007                                          3       601,046.78                 0.20
July 2007                                          3       450,970.77                 0.15
September 2007                                     5       711,478.28                 0.24
October 2007                                       4       395,963.39                 0.13
November 2007                                     28     6,143,071.90                 2.06
December 2007                                     98    18,594,438.31                 6.25
January 2008                                     110    21,998,041.18                 7.39
February 2008                                     12     3,412,136.82                 1.15
March 2008                                        19     4,529,773.31                 1.52
April 2008                                         6     1,083,141.76                 0.36
October 2008                                       3     1,220,850.86                 0.41
December 2008                                      1        78,357.55                 0.03
January 2009                                       1       228,834.28                 0.08
February 2009                                      1       188,436.72                 0.06
March 2009                                         7     1,234,341.71                 0.41
April 2009                                        10     2,300,478.42                 0.77
May 2009                                           6     1,812,673.21                 0.61
September 2009                                     1       515,200.00                 0.17
October 2009                                       1       580,940.40                 0.20
November 2009                                      1       141,000.00                 0.05
December 2009                                      4     1,006,059.09                 0.34
January 2010                                       3       860,504.72                 0.29
February 2010                                      2       729,867.60                 0.25
March 2010                                         2       551,734.91                 0.19
September 2010                                     1       315,000.00                 0.11
March 2011                                         1       127,852.02                 0.04
---------------------------------------------------------------------------------------------
TOTAL:                                         1,370  $297,725,683.46               100.00%
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                                      C-BASS 2005-CB3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                             C-BASS SERIES 2005-CB3
             GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                              TOTAL          MINIMUM       MAXIMUM
-------                                                              -----          -------       -------
Aggregate Current Principal Balance                              $120,653,501.03
Number of Mortgage Loans                                                   1,018
(1)Average Outstanding Principal Balance                         $    118,520.14   $ 9,598.93   $798,203.11
(1)Average Original Loan Balance                                 $    119,459.17   $10,000.00   $800,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                   82.11%        7.79%       122.72%
(1)Weighted Average Loan Rate                                              7.284%       3.500%       14.375%
(1)Weighted Average Original Term to Maturity (months)                       324           59           361
(1)Weighted Average Remaining Term to Stated Maturity (months)               318           42           360
(1),(2)Weighted Average Credit Score                                         652          461           813

----------
(1)Average or Weighted Average reflected in Total.
(2)98.99% of the Group II Mortgage Loans have Credit Scores.

                                                         PERCENT OF CUT-OFF DATE
                                         RANGE              PRINCIPAL BALANCE
                                         -----              -----------------
PRODUCT TYPE                        Fully Amortizing                       89.68%
                                    Balloon Payment                        10.32%

LIEN                                First                                  86.64%
                                    Second                                 13.36%

ADJUSTMENT TYPE                     Fixed                                 100.00%
                                    ARM                                     0.00%

PAYMENT TYPE                        Actuarial                              96.86%
                                    Interest Only                           3.08%
                                    Simple Interest                         0.05%

GEOGRAPHIC DISTRIBUTION             California                             21.21%
                                    New York                                8.45%
                                    Florida                                 6.98%
                                    Texas                                   6.47%
                                    Maryland                                6.42%

LARGEST ZIP CODE CONCENTRATION      91390                                   0.77%

SUB-PRIME LOANS                                                            48.54%

FHA-VA LOANS                                                                3.19%

SELLER FINANCED LOANS                                                       7.59%

LOANS WITH BORROWER PMI                                                     1.17%

LOANS WITH PREPAYMENT PENALTIES                                            72.30%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                                      C-BASS 2005-CB3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                               PRINCIPAL BALANCE

                                                                         % OF AGGREGATE
                                   NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                 OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING      LOANS           OUTSTANDING             OUTSTANDING
---------------------------------------------------------------------------------------------
$1 to $50,000                            220    $    7,197,583.13                        5.97%
$50,001 to $100,000                      347        25,349,631.44                       21.01
$100,001 to $150,000                     193        23,970,828.81                       19.87
$150,001 to $200,000                     113        19,728,362.55                       16.35
$200,001 to $250,000                      49        10,854,303.80                        9.00
$250,001 to $300,000                      42        11,331,523.37                        9.39
$300,001 to $350,000                      21         6,939,715.12                        5.75
$350,001 to $400,000                      15         5,550,397.56                        4.60
$400,001 to $450,000                       4         1,723,118.20                        1.43
$450,001 to $500,000                       4         1,893,437.64                        1.57
$500,001 to $550,000                       4         2,090,578.15                        1.73
$550,001 to $600,000                       2         1,126,604.92                        0.93
$600,001 to $650,000                       1           609,869.37                        0.51
$700,001 to $750,000                       2         1,489,343.86                        1.23
$750,001 to $800,000                       1           798,203.11                        0.66
TOTAL:                                 1,018    $  120,653,501.03                      100.00%

                                  CREDIT SCORE

                                                                         % OF AGGREGATE
                                   NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                 OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
        CREDIT SCORES              LOANS           OUTSTANDING             OUTSTANDING
---------------------------------------------------------------------------------------------
Not Available(1)                          19    $    1,221,493.99                        1.01%
461 to 480                                 2           217,010.46                        0.18
481 to 500                                 7           627,424.94                        0.52
501 to 520                                18         1,223,275.21                        1.01
521 to 540                                32         2,220,149.43                        1.84
541 to 560                                35         4,038,278.01                        3.35
561 to 580                                58         6,662,732.66                        5.52
581 to 600                                68         8,864,600.57                        7.35
601 to 620                               111        12,612,617.70                       10.45
621 to 640                               134        15,678,560.83                       12.99
641 to 660                               139        18,887,714.49                       15.65
661 to 680                               121        13,704,791.86                       11.36
681 to 700                                87        10,530,311.07                        8.73
701 to 720                                63         6,563,463.87                        5.44
721 to 740                                34         4,562,564.99                        3.78
741 to 760                                48         5,892,343.61                        4.88
761 to 780                                26         4,531,843.56                        3.76
781 to 800                                13         2,122,975.31                        1.76
801 to 820                                 3           491,348.47                        0.41
TOTAL:                                 1,018    $  120,653,501.03                      100.00%

----------
(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                                      C-BASS 2005-CB3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                           ORIGINAL TERM TO MATURITY

                                                                         % OF AGGREGATE
                                   NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
  ORIGINAL TERM TO MATURITY      OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
           (MONTHS)                LOANS           OUTSTANDING             OUTSTANDING
---------------------------------------------------------------------------------------------
49 to 60                                   2    $      114,019.62                        0.09%
85 to 96                                   1            60,561.51                        0.05
97 to 108                                  1            40,622.02                        0.03
109 to 120                                12           455,257.40                        0.38
121 to 132                                 2            70,114.94                        0.06
133 to 144                                 3            92,613.68                        0.08
145 to 156                                 2           265,052.53                        0.22
157 to 168                                 3           133,568.12                        0.11
169 to 180                               264        17,620,674.64                       14.60
181 to 192                                 9           624,000.09                        0.52
193 to 204                                 1            59,765.17                        0.05
205 to 216                                 4           196,892.48                        0.16
217 to 228                                 3           121,724.56                        0.10
229 to 240                                85         5,025,332.77                        4.17
253 to 264                                 1            42,490.37                        0.04
265 to 276                                 2            89,681.81                        0.07
289 to 300                                12         1,396,765.14                        1.16
301 to 312                                 5           438,765.04                        0.36
313 to 324                                 5           262,027.17                        0.22
325 to 336                                 2           138,088.52                        0.11
337 to 348                                 8           831,550.53                        0.69
349 to 360                               588        92,210,983.66                       76.43
361 to 372                                 3           362,949.26                        0.30
TOTAL:                                 1,018    $  120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                                      C-BASS 2005-CB3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                       REMAINING TERM TO STATED MATURITY

                                                                             % OF AGGREGATE
                                       NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY    OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
            (MONTHS)                   LOANS           OUTSTANDING             OUTSTANDING
-------------------------------------------------------------------------------------------------
37 to 48                                       1    $       66,521.53                        0.06%
49 to 60                                       2            57,097.02                        0.05
73 to 84                                       1            60,561.51                        0.05
97 to 108                                      4           176,186.85                        0.15
109 to 120                                     9           344,115.30                        0.29
121 to 132                                     3            98,083.85                        0.08
133 to 144                                     2            87,064.73                        0.07
145 to 156                                     3           312,359.97                        0.26
157 to 168                                    45         3,707,650.91                        3.07
169 to 180                                   226        14,479,539.50                       12.00
181 to 192                                     6           241,379.42                        0.20
193 to 204                                     3           130,142.51                        0.11
205 to 216                                     4           302,728.49                        0.25
217 to 228                                    14           830,922.50                        0.69
229 to 240                                    70         4,016,195.07                        3.33
253 to 264                                     3           132,172.18                        0.11
265 to 276                                     4           225,055.18                        0.19
277 to 288                                     2           135,038.49                        0.11
289 to 300                                    10         1,286,562.70                        1.07
301 to 312                                     7           520,675.39                        0.43
313 to 324                                     4           251,560.67                        0.21
325 to 336                                    10         1,171,713.89                        0.97
337 to 348                                   143        19,292,948.16                       15.99
349 to 360                                   442        72,727,225.21                       60.28
TOTAL:                                     1,018    $  120,653,501.03                      100.00%

                                 PROPERTY TYPE

                                                                             % OF AGGREGATE
                                       NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
          PROPERTY TYPE                LOANS           OUTSTANDING             OUTSTANDING
-------------------------------------------------------------------------------------------------
Single Family                                761    $   92,161,372.83                       76.39%
PUD                                          100        13,092,416.25                       10.85
2-Family                                      42         4,786,892.83                        3.97
Condominium                                   59         4,784,464.19                        3.97
Manufactured Housing                          37         3,619,706.21                        3.00
4-Family                                       9         1,281,568.81                        1.06
3-Family                                       9           875,190.13                        0.73
Townhouse                                      1            51,889.78                        0.04
TOTAL:                                     1,018    $  120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                                      C-BASS 2005-CB3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                                   OCCUPANCY

                                                                             % OF AGGREGATE
                                       NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
            OCCUPANCY                  LOANS           OUTSTANDING             OUTSTANDING
-------------------------------------------------------------------------------------------------
Primary                                      932    $  112,415,672.80                       93.17%
Investment                                    75         7,164,422.93                        5.94
Second Home                                   11         1,073,405.30                        0.89
TOTAL:                                     1,018    $  120,653,501.03                      100.00%

                                  LOAN PURPOSE

                                                                             % OF AGGREGATE
                                       NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
           LOAN PURPOSE                LOANS           OUTSTANDING             OUTSTANDING
-------------------------------------------------------------------------------------------------
Equity Refinance                             472    $   66,884,961.86                       55.44%
Purchase                                     463        42,720,088.69                       35.41
Rate/Term Refinance                           83        11,048,450.48                        9.16
TOTAL:                                     1,018    $  120,653,501.03                      100.00%

                           CURRENT MORTGAGE LOAN RATE

                                                                               % OF AGGREGATE
                                         NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                       OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
RANGE OF CURRENT MORTGAGE LOAN RATE      LOANS           OUTSTANDING             OUTSTANDING
---------------------------------------------------------------------------------------------------
3.001% to 3.500%                                 7    $      656,810.69                        0.54%
3.501% to 4.000%                                 7           567,413.36                        0.47
4.501% to 5.000%                                14         1,565,538.06                        1.30
5.001% to 5.500%                                26         7,032,251.28                        5.83
5.501% to 6.000%                               117        22,335,186.46                       18.51
6.001% to 6.500%                               115        20,717,620.83                       17.17
6.501% to 7.000%                               133        21,183,201.68                       17.56
7.001% to 7.500%                                57         6,475,921.31                        5.37
7.501% to 8.000%                               112        11,087,897.68                        9.19
8.001% to 8.500%                                43         5,318,309.87                        4.41
8.501% to 9.000%                                60         5,134,341.97                        4.26
9.001% to 9.500%                                30         2,012,827.97                        1.67
9.501% to 10.000%                               99         5,490,301.37                        4.55
10.001% to 10.500%                              60         3,599,557.72                        2.98
10.501% to 11.000%                              54         3,153,641.83                        2.61
11.001% to 11.500%                              31         1,799,744.95                        1.49
11.501% to 12.000%                              22         1,060,597.60                        0.88
12.001% to 12.500%                              13           574,759.95                        0.48
12.501% to 13.000%                              10           455,509.67                        0.38
13.001% to 13.500%                               5           370,809.86                        0.31
13.501% to 14.000%                               2            47,296.44                        0.04
14.001% to 14.500%                               1            13,960.48                        0.01
TOTAL:                                       1,018    $  120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                                      C-BASS 2005-CB3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                             % OF AGGREGATE
                                       NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
    RANGE OF CURRENT COMBINED        OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
       LOAN-TO-VALUE RATIO             LOANS           OUTSTANDING             OUTSTANDING
-------------------------------------------------------------------------------------------------
0.01% to 10.00%                                1    $       49,847.16                        0.04%
20.01% to 30.00%                               4           410,720.62                        0.34
30.01% to 40.00%                              11         1,978,005.75                        1.64
40.01% to 50.00%                              23         3,019,091.68                        2.50
50.01% to 60.00%                              21         3,120,644.85                        2.59
60.01% to 70.00%                              63        10,228,610.56                        8.48
70.01% to 80.00%                             247        39,899,426.10                       33.07
80.01% to 90.00%                             208        26,899,333.90                       22.29
90.01% to 100.00%                            424        33,185,204.94                       27.50
100.01% to 110.00%                            14         1,687,387.07                        1.40
120.01% to 130.00%                             2           175,228.40                        0.15
TOTAL:                                     1,018    $  120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                                      C-BASS 2005-CB3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                            GEOGRAPHIC DISTRIBUTION

                                                                             % OF AGGREGATE
                                       NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
        STATE OR TERRITORY             LOANS           OUTSTANDING             OUTSTANDING
-------------------------------------------------------------------------------------------------
California                                   176    $   25,594,271.89                       21.21%
New York                                      68        10,200,522.13                        8.45
Florida                                       67         8,419,121.30                        6.98
Texas                                        122         7,807,026.16                        6.47
Maryland                                      38         7,739,945.98                        6.42
New Jersey                                    32         5,186,931.52                        4.30
Ohio                                          42         4,342,856.52                        3.60
Pennsylvania                                  37         4,326,566.33                        3.59
Virginia                                      38         4,315,627.82                        3.58
Connecticut                                   20         3,224,608.42                        2.67
Washington                                    23         3,179,859.71                        2.64
Nevada                                        18         2,752,272.74                        2.28
Illinois                                      28         2,647,975.07                        2.19
Massachusetts                                 12         2,102,388.68                        1.74
Arizona                                       17         2,025,504.74                        1.68
Michigan                                      16         1,900,037.09                        1.57
Oregon                                        17         1,857,830.81                        1.54
Alabama                                       19         1,808,503.31                        1.50
Georgia                                       18         1,774,833.04                        1.47
Colorado                                      16         1,712,754.97                        1.42
Rhode Island                                   8         1,663,642.66                        1.38
Missouri                                      16         1,491,271.82                        1.24
Indiana                                       17         1,490,162.09                        1.24
Tennessee                                     17         1,431,014.35                        1.19
North Carolina                                19         1,421,527.43                        1.18
Maine                                          8         1,143,707.39                        0.95
South Carolina                                12           860,324.80                        0.71
New Mexico                                     8           842,026.61                        0.70
Kentucky                                       7           826,486.06                        0.69
Iowa                                           9           652,896.82                        0.54
Mississippi                                    9           584,177.65                        0.48
Utah                                           7           582,786.28                        0.48
Delaware                                       4           574,024.44                        0.48
New Hampshire                                  4           567,253.64                        0.47
Kansas                                         6           507,748.53                        0.42
Wisconsin                                      6           480,354.21                        0.40
Minnesota                                      4           439,383.05                        0.36
District of Columbia                           3           354,237.85                        0.29
Louisiana                                      5           349,321.65                        0.29
Arkansas                                       6           314,276.12                        0.26
West Virginia                                  5           286,108.80                        0.24
Oklahoma                                       6           241,149.96                        0.20
Wyoming                                        2           232,091.37                        0.19
Nebraska                                       3           217,578.65                        0.18
Vermont                                        2           112,064.34                        0.09
Alaska                                         1            68,446.23                        0.06
TOTAL:                                     1,018     $ 120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                                      C-BASS 2005-CB3
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                               LOAN DOCUMENTATION

                                                                             % OF AGGREGATE
                                       NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
       DOCUMENTATION LEVEL             LOANS           OUTSTANDING             OUTSTANDING
-------------------------------------------------------------------------------------------------
Full Documentation                           476    $   66,037,003.99                       54.73%
Stated Income                                316        35,476,191.08                       29.40
No Documentation                             162        12,461,733.68                       10.33
Limited Documentation                         50         5,540,025.46                        4.59
Missing Documentation                          7           561,009.91                        0.46
Streamlined Documentation                      3           301,139.88                        0.25
Alternate Documentation                        4           276,397.03                        0.23
TOTAL:                                     1,018    $  120,653,501.03                      100.00%

                               PERFORMANCE STATUS

                                                                             % OF AGGREGATE
                                       NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
       PERFORMANCE STATUS              LOANS           OUTSTANDING             OUTSTANDING
-------------------------------------------------------------------------------------------------
Current                                    1,018    $  120,653,501.03                      100.00%
TOTAL:                                     1,018    $  120,653,501.03                      100.00%

                            PREPAYMENT PENALTY TERM

                                                                             % OF AGGREGATE
                                       NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
     PREPAYMENT PENALTY TERM           LOANS           OUTSTANDING             OUTSTANDING
-------------------------------------------------------------------------------------------------
12 months                                     37    $    3,936,084.83                        3.26%
24 months                                    126         9,160,754.43                        7.59
36 months                                    291        41,070,684.66                       34.04
48 months                                      6           935,856.17                        0.78
60 months                                    166        32,090,227.32                       26.60
105 months                                     1            40,622.02                        0.03
No Prepayment Penalties                      391        33,419,271.60                       27.70
TOTAL:                                     1,018    $  120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                                      C-BASS 2005-CB3
--------------------------------------------------------------------------------

                              ASSUMED MORTGAGE POOL
                             GROUP I MORTGAGE LOANS

                           NET                 ORIGINAL              INTEREST
               MORTGAGE  MORTGAGE  ORIGINAL  AMORTIZATION    LOAN      ONLY
  PRINCIPAL    INTEREST  INTEREST    TERM       TERM         AGE       TERM                       GROSS
  BALANCE($)    RATE(%)   RATE(%)  (MONTHS)    (MONTHS)    (MONTHS)  (MONTHS)      INDEX        MARGIN(%)
---------------------------------------------------------------------------------------------------------
   425,667.68    7.2500    6.7435       360           360         1         0  6 Month LIBOR        7.000
   862,728.31    6.1522    5.6457       360           360         1         0  6 Month LIBOR        5.902
 2,069,071.60    6.3235    5.8170       360           360        17         0  1 Year Treasury      3.970
   413,016.56    4.2131    3.7066       360           360        12         0  1 Year Treasury      2.000
    74,959.77    7.8500    7.3435       360           360         3         0  6 Month LIBOR        6.250
11,128,098.01    7.4983    6.9918       360           360        11         0  6 Month LIBOR        6.112
 7,755,983.16    7.1893    6.6828       360           360         5         0  6 Month LIBOR        6.198
84,634,842.14    7.1057    6.5992       360           360         7         0  6 Month LIBOR        5.999
 6,484,378.96    7.3918    6.8853       360           360        13         0  6 Month LIBOR        5.907
   472,530.41    6.0321    5.5256       360           360         3         0  6 Month LIBOR        5.782
   192,731.55    5.1105    4.6040       360           360        11         0  1 Year LIBOR         2.567
   218,162.65    5.0000    4.4935       360           360        14         0  1 Year Treasury      2.750
16,326,809.28    7.5237    7.0172       360           360         6         0  6 Month LIBOR        6.395
 1,544,818.97    7.6946    7.1881       360           360         5         0  6 Month LIBOR        6.201
 1,026,737.44    6.7384    6.2319       360           360         4         0  6 Month LIBOR        5.747
   298,700.58    5.8500    5.3435       360           360         4         0  6 Month LIBOR        4.600
23,437,076.74    7.3470    6.8405       360           360         6         0  6 Month LIBOR        6.244
   453,431.29    4.9932    4.4867       360           360        14         0  1 Year LIBOR         2.250
   141,000.00    6.4250    5.9185       360           360         6         0  1 Year LIBOR         5.425
   496,689.62    5.1800    4.6735       360           360        14         0  1 Year Treasury      2.719
   228,834.28    6.5000    5.9935       360           360        16         0  6 Month LIBOR        4.000
   194,566.49    8.3750    7.8685       360           360         5         0  6 Month LIBOR        3.875
 1,789,244.53    6.1742    5.6677       360           360         7         0  6 Month LIBOR        5.193
    78,357.55    5.5000    4.9935       360           360        17         0  6 Month LIBOR        2.250

                                      RATE        NEXT
                                   ADJUSTMENT  ADJUSTMENT  INITIAL   PERIODIC  PREPAYMENT
  PRINCIPAL    LIFETIME  LIFETIME  FREQUENCY      DATE     RATE CAP  RATE CAP     TERM
  BALANCE($)    CAP(%)   FLOOR(%)   (MONTHS)    (MONTHS)     (%)       (%)      (MONTHS)
-----------------------------------------------------------------------------------------
   425,667.68    13.250     7.250           6           5     2.000     1.000          12
   862,728.31    12.152     6.152           6           5     2.000     1.000          24
 2,069,071.60    11.018     4.541          12           8     1.392     1.392           0
   413,016.56     9.213     3.066          12           5     1.000     1.000           0
    74,959.77    12.850     6.250           5          21     3.000     1.000          24
11,128,098.01    13.957     7.380           6          14     2.478     1.158           0
 7,755,983.16    13.218     7.102           6          19     2.889     1.015          12
84,634,842.14    13.296     7.027           6          17     2.778     1.030          24
 6,484,378.96    13.591     7.323           6          11     1.958     1.033          36
   472,530.41    12.032     6.032           6          21     3.000     1.000          60
   192,731.55    11.110     2.567          12          25     2.000     2.000           0
   218,162.65    11.000     2.750          12          22     5.000     2.000           0
16,326,809.28    14.036     7.467           6          30     2.965     1.038           0
 1,544,818.97    14.040     7.695           6          31     3.000     1.000          12
 1,026,737.44    13.050     6.518           6          32     3.000     1.000          24
   298,700.58    12.350     5.850           6          32     3.000     1.000          30
23,437,076.74    13.721     7.231           6          30     2.941     1.035          36
   453,431.29     9.993     2.250          12          46     5.000     2.000           0
   141,000.00    13.425     6.425          12          54     3.000     1.000          36
   496,689.62    10.180     2.719          12          46     5.000     2.000           0
   228,834.28    11.500     4.000           6          44     5.000     1.000           0
   194,566.49    14.375     3.875           6          55     3.000     1.000          24
 1,789,244.53    12.174     6.155           6          52     3.000     1.000          36
    78,357.55    11.500     2.250           6          43     6.000     2.000          60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                                      C-BASS 2005-CB3
--------------------------------------------------------------------------------

GROUP I MORTGAGE LOANS (CONTINUED)

                           NET                 ORIGINAL              INTEREST
               MORTGAGE  MORTGAGE  ORIGINAL  AMORTIZATION    LOAN      ONLY
  PRINCIPAL    INTEREST  INTEREST    TERM       TERM         AGE       TERM                       GROSS
  BALANCE($)    RATE(%)   RATE(%)  (MONTHS)    (MONTHS)    (MONTHS)  (MONTHS)      INDEX        MARGIN(%)
-----------------------------------------------------------------------------------------------------------
   127,852.02    5.2500    4.7435       360           360        14         0  6 Month LIBOR        2.250
   696,500.00    5.1250    4.6185       360           300         5        60  6 Month LIBOR        3.625
   437,500.00    5.6250    5.1185       360           300         4        60  6 Month LIBOR        3.625
   406,000.00    6.5000    5.9935       360           300         6        60  6 Month LIBOR        3.625
   123,500.00    5.8000    5.2935       360           348         4        12  LIBOR_1YR            4.800
   179,963.73    6.8750    6.3685       360           341        18        19  1 Year Treasury      2.000
   237,600.00    6.9900    6.4835       360           336         4        24  1 Year LIBOR         5.750
   696,000.00    6.0267    5.5202       360           336         4        24  1 Year LIBOR         5.033
 6,437,320.97    6.3896    5.8831       360           293         7        67  6 Month LIBOR        5.044
11,253,953.02    6.4267    5.9202       360           300         6        60  6 Month LIBOR        5.765
84,885,698.36    6.3218    5.8153       360           300         5        60  6 Month LIBOR        5.799
 1,829,320.18    5.6420    5.1355       360           314         6        46  6 Month LIBOR        4.995
   503,750.00    6.6560    6.1495       360           300         2        60  6 Month LIBOR        6.406
   383,500.00    4.0000    3.4935       360           240        14       120  1 Year LIBOR         2.250
   284,997.50    5.2500    4.7435       360           324         6        36  1 Year LIBOR         4.250
 1,890,878.77    6.8802    6.3737       360           300         4        60  6 Month LIBOR        6.229
   281,700.00    6.7500    6.2435       360           300         1        60  6 Month LIBOR        6.500
 3,078,032.83    6.4278    5.9213       360           300         5        60  6 Month LIBOR        5.705
14,355,518.01    6.3474    5.8409       360           300         5        60  6 Month LIBOR        5.657
 2,383,708.44    5.2222    4.7157       360           264        14        96  6 Month LIBOR        3.127
   103,500.00   10.3750    9.8685       360           300         5        60  6 Month LIBOR        5.250
 3,855,091.36    6.0057    5.4992       360           279         8        81  6 Month LIBOR        5.383
 1,724,855.91    5.5388    5.0323       360           300        13        60  6 Month LIBOR        5.050
   315,000.00    5.2500    4.7435       360           240        20       120  1 Year LIBOR         2.250

                                      RATE        NEXT
                                   ADJUSTMENT  ADJUSTMENT  INITIAL   PERIODIC  PREPAYMENT
  PRINCIPAL    LIFETIME  LIFETIME  FREQUENCY      DATE     RATE CAP  RATE CAP     TERM
  BALANCE($)    CAP(%)   FLOOR(%)   (MONTHS)    (MONTHS)     (%)       (%)      (MONTHS)
-----------------------------------------------------------------------------------------
   127,852.02    11.250     2.250           6          70     6.000     2.000          36
   696,500.00    11.125     5.125           6           1     1.000     1.000          24
   437,500.00    11.625     5.625           6           2     3.000     1.000          36
   406,000.00    12.500     6.500           6           6     1.000     1.000          60
   123,500.00    11.800     4.800          12           8     1.000     2.000          24
   179,963.73    12.875     6.875          12           6     2.000     2.000           0
   237,600.00    11.990     5.750          12          20     3.000     2.000           0
   696,000.00    12.027     5.033          12          20     3.000     2.000          24
 6,437,320.97    12.352     5.340           6          17     2.955     1.000           0
11,253,953.02    12.463     6.331           6          18     3.000     1.000          12
84,885,698.36    12.454     6.171           6          19     2.953     1.002          24
 1,829,320.18    12.167     5.187           6          18     2.877     1.000          36
   503,750.00    12.656     6.656           6          22     3.000     1.000          60
   383,500.00     9.000     2.250          12          22     2.000     2.000           0
   284,997.50    12.250     5.250           6          30     3.000     1.000          36
 1,890,878.77    13.360     6.839           6          32     2.743     1.022           0
   281,700.00    12.750     6.750           6          35     3.000     1.000          12
 3,078,032.83    12.916     6.381           6          31     2.917     1.117          24
14,355,518.01    12.533     6.233           6          31     2.986     1.000          36
 2,383,708.44    10.912     3.185           6          46     4.649     1.228           0
   103,500.00    16.375     5.250           6          55     3.000     1.000          12
 3,855,091.36    11.723     6.006           6          52     3.565     1.000          36
 1,724,855.91    11.539     5.539           6          47     3.000     1.000          60
   315,000.00    10.250     2.250          12          64     5.000     2.000           0

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      C-BASS 2005-CB3
--------------------------------------------------------------------------------

                             GROUP II MORTGAGE LOANS

                           NET                 ORIGINAL
               MORTGAGE  MORTGAGE  ORIGINAL  AMORTIZATION    LOAN    INTEREST ONLY  PREPAYMENT
 PRINCIPAL     INTEREST  INTEREST    TERM        TERM        AGE         TERM          TERM
 BALANCE($)     RATE(%)   RATE(%)  (MONTHS)    (MONTHS)    (MONTHS)    (MONTHS)      (MONTHS)
 ----------     -------   -------  --------    --------    --------    --------      --------
217,453.80       6.4296    5.9231     360         480          2           0            36
47,498.09        9.0000    8.4935      59         237          2           0             0
66,521.53        7.0000    6.4935      60         360         18           0             0
320,028.32       7.0590    6.5525     115         115         14           0             0
40,622.02        5.5000    4.9935     105         105          2           0           105
77,739.51        7.9500    7.4435     120         120          4           0            36
63,244.05        6.6500    6.1435     120         120          2           0            60
3,651,708.17     6.5505    6.0440     177         177         15           0             0
67,063.83        5.9900    5.4835     180         180          5           0            12
71,382.63        7.3500    6.8435     180         180          3           0            24
1,479,944.52     7.1789    6.6724     177         177          6           0            36
482,558.35       6.4008    5.8943     180         180          2           0            60
2,598,207.19     8.5225    8.0160     222         222         11           0             0
37,580.05        8.0000    7.4935     240         240         11           0            12
1,310,037.80     6.9350    6.4285     240         240          4           0            36
171,774.81       6.8014    6.2949     240         240          3           0            60
612,690.20       7.4267    6.9202     292         292          7           0             0
178,817.22       7.8500    7.3435     300         300          6           0            12
614,818.50       6.7766    6.2701     300         300          3           0            36
92,261.77        6.7500    6.2435     300         300          2           0            60
21,435,828.26    7.0174    6.5109     357         357         11           0             0
1,731,871.28     7.3739    6.8674     360         360          6           0            12
1,942,026.27     6.8227    6.3162     360         360          9           0            24
32,485,183.15    6.8580    6.3515     360         360          5           0            36
935,856.17       6.6287    6.1222     360         360          2           0            48
29,733,973.08    6.2950    5.7885     360         360          2           0            60
363,702.71       7.0000    6.4935     360         300         15          60             0
503,466.12       8.1000    7.5935     360         300         10          60            12
144,950.66       6.9900    6.4835     360         240         13         120            24
1,511,000.00     7.0202    6.5137     360         287          5          73            36
1,194,400.00     6.4481    5.9416     360         300          2          60            60
2,235,719.26    10.8488   10.3423     180         360          4           0             0
1,179,162.37    11.0755   10.5690     180         360          4           0            12
5,744,710.60    10.3115    9.8050     180         360          4           0            24
2,683,892.67    10.3227    9.8162     180         360          4           0            36
273,362.37       9.8096    9.3031     180         360          4           0            60
34,167.17       11.4645   10.9580     120         120         20           0             0
20,639.86       12.5000   11.9935     120         120          4           0            36
144,375.46       9.3003    8.7938     180         180          5           0             0
58,990.81       11.5000   10.9935     180         180         12           0            24
78,772.55        9.3541    8.8476     180         180          3           0            36
30,380.32       10.6207   10.1142     180         180          3           0            60
952,425.30      10.5512   10.0447     240         240          7           0             0
119,735.41      11.6586   11.1521     240         240          2           0            12
315,678.98      11.3403   10.8338     240         240          6           0            24
399,293.50      12.0794   11.5729     240         240          4           0            36
48,272.57       10.9900   10.4835     240         240          1           0            60
30,349.63       14.0000   13.4935     300         300         71           0            36
681,207.44      10.2548    9.7483     360         360          9           0             0
118,388.55      10.3750    9.8685     360         360         12           0            12
883,014.48      10.1283    9.6218     360         360          8           0            24
86,849.71       10.1791    9.6726     360         360          4           0            36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      C-BASS 2005-CB3
--------------------------------------------------------------------------------

                     Hypothetical Available Funds Cap Table

                                        AF-1,                            AF-1,
                             AV-1,      AF-2,      M-1, M-    AV-1,      AF-2,      M-1, M-
           PAYMENT           AV-2,      AF-3,      2, M-3,    AV-2,      AF-3,      2, M-3,
PERIOD     DATE              AV-3 (1)   AF-4 (1)   M-4 (1)    AV-3 (1)   AF-4 (2)   M-4 (1)
------     ----              --------   --------   -------    --------   --------   -------
1          06/25/2005         14.444     15.632     14.786     14.444     15.632     14.786
2          07/25/2005          6.261      6.773      6.408      6.261      6.773     10.000
3          08/25/2005          6.060      6.554      6.202      6.062      6.554     10.000
4          09/25/2005          6.059      6.553      6.202      6.062      6.553     10.000
5          10/25/2005          6.261      6.771      6.408      6.263      6.771     10.000
6          11/25/2005          6.068      6.551      6.207      6.070      6.551     10.000
7          12/25/2005          6.271      6.769      6.414      6.275      6.769     10.000
8          01/25/2006          6.071      6.550      6.209      6.075      6.550     10.000
9          02/25/2006          6.077      6.550      6.213      6.085      6.550     10.000
10         03/25/2006          6.729      7.252      6.880      6.737      7.252     10.000
11         04/25/2006          6.078      6.550      6.214      6.085      6.550     10.000
12         05/25/2006          6.324      6.769      6.452      6.332      6.769     10.000
13         06/25/2006          6.119      6.551      6.243      6.128      6.551     10.000
14         07/25/2006          6.321      6.769      6.451      6.333      6.769     10.000
15         08/25/2006          6.183      6.551      6.289      6.208      6.551     10.000
16         09/25/2006          6.181      6.551      6.288      6.205      6.551     10.000
17         10/25/2006          6.383      6.770      6.495      6.408      6.770     10.000
18         11/25/2006          6.851      6.552      6.765      7.019      6.552     10.000
19         12/25/2006          7.206      6.770      7.081      7.390      6.770     10.000
20         01/25/2007          7.905      6.552      7.515      8.095      6.552     10.000
21         02/25/2007          7.913      6.552      7.521      8.153      6.552     10.000
22         03/25/2007          8.771      7.255      8.334      9.039      7.255     10.000
23         04/25/2007          7.930      6.553      7.534      8.177      6.553     10.000
24         05/25/2007          8.195      6.772      7.785      8.783      6.772     10.000
25         06/25/2007          7.931      6.553      7.534      8.544      6.553     10.000
26         07/25/2007          8.200      6.772      7.789      9.156      6.772     10.000
27         08/25/2007          7.935      6.554      7.537      8.900      6.554     10.000
28         09/25/2007          7.936      6.554      7.538      8.901      6.554     10.000
29         10/25/2007          8.201      6.773      7.789      9.200      6.773     10.000
30         11/25/2007          7.936      6.554      7.538      9.227      6.554     10.000
31         12/25/2007          8.519      6.773      8.016      9.975      6.773     10.000
32         01/25/2008          8.419      6.555      7.882     10.161      6.555     10.000
33         02/25/2008          8.448      6.555      7.902     10.247      6.555     10.000
34         03/25/2008          9.030      7.007      8.447     10.955      7.007     10.000
35         04/25/2008          8.448      6.555      7.902     10.253      6.555     10.000
36         05/25/2008          8.733      6.774      8.168     10.926      6.774     10.000
37         06/25/2008          8.451      6.556      7.905     10.752      6.556     10.000
38         07/25/2008          8.732      6.774      8.169     11.503      6.774     10.143
39         08/25/2008          8.451      6.556      7.907     11.160      6.556     10.000
40         09/25/2008          8.451      6.556      7.909     11.162      6.556     10.000
41         10/25/2008          8.733      6.775      8.174     11.536      6.775     10.178
42         11/25/2008          8.451      6.557      7.913     11.255      6.557     10.000
43         12/25/2008          8.733      6.776      8.180     11.773      6.776     10.362
44         01/25/2009          8.451      6.557      7.919     11.513      6.557     10.122
45         02/25/2009          8.452      6.558      7.924     11.533      6.558     10.147
46         03/25/2009          9.358      7.260      8.778     12.768      7.260     11.247
47         04/25/2009          8.465      6.558      7.943     11.581      6.558     10.207
48         05/25/2009          8.763      6.777      8.225     11.984      6.777     10.577
49         06/25/2009          8.480      6.558      7.967     11.731      6.558     10.352
50         07/25/2009          8.763      6.777      8.241     12.191      6.777     10.770
51         08/25/2009          8.480      6.559      7.985     11.809      6.559     10.457
52         09/25/2009          8.480      6.559      7.995     11.809      6.559     10.486
53         10/25/2009          8.814      6.778      8.312     12.272      6.778     10.920
54         11/25/2009          8.530      6.559      8.049     11.884      6.559     10.589
55         12/25/2009          8.815      6.778      8.325     12.331      6.778     10.999
56         01/25/2010          8.530      6.560      8.062     11.950      6.560     10.675
57         02/25/2010          8.530      6.560      8.069     11.956      6.560     10.699
58         03/25/2010          9.443      7.262      8.942     13.237      7.262     11.868
59         04/25/2010          8.529      6.560      8.084     11.974      6.560     10.754
60         05/25/2010          8.814      6.779      8.362     12.379      6.779     11.140
61         06/25/2010          8.529      6.560      8.101     11.979      6.560     10.805
62         07/25/2010          8.814      6.779      8.380     12.380      6.779     11.191
63         08/25/2010          8.529      6.561      8.120     11.980      6.561     10.857
64         09/25/2010          8.529      6.561      8.129     11.980      6.561     10.884
65         10/25/2010          8.815      6.780      8.412     12.403      6.780     11.295
66         11/25/2010          8.530      6.561      8.151     12.008      6.561     10.965
67         12/25/2010          8.815      6.780      8.435     12.409      6.780     11.364
68         01/25/2011          8.530      6.562      8.175     12.010      6.562     11.031
69         02/25/2011          8.530      6.562      8.187     12.010      6.562     11.066
70         03/25/2011          9.444      7.265      9.079     13.296      7.265     12.292
71         04/25/2011          8.530      6.563      8.214     12.019      6.563     11.148
72         05/25/2011          8.815      6.782      8.503     12.420      6.782     11.561
73         06/25/2011          8.530      6.563      8.244     12.019      6.563     11.229
74         07/25/2011          8.815      6.782      8.534     12.421      6.782     11.648
75         08/25/2011          8.530      6.564      8.275     12.020      6.564     11.317
76         09/25/2011          8.530      6.564      8.292     12.020      6.564     11.364

----------

(1) Assumes no losses, 10% cleanup call, 100% PPC on the Group I collateral, 23% HEP on the Group II collateral and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 3.09000%, 3.49000%, 3.78130% and 3.35000%, respectively.

(2) Assumes no losses, 10% cleanup call, 100% PPC on the Group I collateral, 23% HEP on the Group II collateral and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 3.09000%, 3.49000%, 3.78130% and 3.35000% in month 1 and 2, respectively, all increasing to 20.00% thereafter.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      C-BASS 2005-CB3
--------------------------------------------------------------------------------

                              Cap Contract Schedule

Period  Beginning Accrual  Ending Accrual     Balance     Lower Collar (%)  Upper Collar (%)
------  -----------------  --------------     -------     ----------------  ----------------
1           06/12/05           06/25/05    53,650,000.00       9.450             9.450
2           06/25/05           07/25/05    53,650,000.00       5.858             9.450
3           07/25/05           08/25/05    53,650,000.00       5.654             9.450
4           08/25/05           09/25/05    53,650,000.00       5.653             9.450
5           09/25/05           10/25/05    53,650,000.00       5.859             9.450
6           10/25/05           11/25/05    53,650,000.00       5.659             9.450
7           11/25/05           12/25/05    53,650,000.00       5.867             9.450
8           12/25/05           01/25/06    53,650,000.00       5.662             9.450
9           01/25/06           02/25/06    53,650,000.00       5.669             9.450
10          02/25/06           03/25/06    53,650,000.00       6.335             9.450
11          03/25/06           04/25/06    53,650,000.00       5.669             9.450
12          04/25/06           05/25/06    53,650,000.00       5.908             9.450
13          05/25/06           06/25/06    53,650,000.00       5.700             9.450
14          06/25/06           07/25/06    53,650,000.00       5.909             9.450
15          07/25/06           08/25/06    53,650,000.00       5.757             9.450
16          08/25/06           09/25/06    53,650,000.00       5.755             9.450
17          09/25/06           10/25/06    53,650,000.00       5.963             9.450
18          10/25/06           11/25/06    53,650,000.00       6.334             9.450
19          11/25/06           12/25/06    53,650,000.00       6.661             9.450
20          12/25/06           01/25/07    53,650,000.00       7.101             9.450
21          01/25/07           02/25/07    53,650,000.00       7.142             9.450
22          02/25/07           03/25/07    53,650,000.00       7.975             9.450
23          03/25/07           04/25/07    53,650,000.00       7.159             9.450
24          04/25/07           05/25/07    53,650,000.00       7.653             9.450
25          05/25/07           06/25/07    53,650,000.00       7.420             9.450
26          06/25/07           07/25/07    53,650,000.00       7.919             9.450
27          07/25/07           08/25/07    53,650,000.00       7.674             9.450
28          08/25/07           09/25/07    53,650,000.00       7.675             9.450
29          09/25/07           10/25/07    53,650,000.00       7.951             9.450
30          10/25/07           11/25/07    53,650,000.00       7.907             9.450
31          11/25/07           12/25/07    53,650,000.00       8.503             9.450
32          12/25/07           01/25/08    53,650,000.00       8.572             9.450
33          01/25/08           02/25/08    53,650,000.00       8.633             9.450
34          02/25/08           03/25/08    53,650,000.00       9.268             9.450
35          03/25/08           04/25/08    53,650,000.00       8.638             9.450
36          04/25/08           05/25/08    53,650,000.00       9.180             9.450
37          05/25/08           06/25/08    53,650,000.00       8.993             9.450
38          06/25/08           07/25/08    53,650,000.00       9.450             9.450
39          07/25/08           08/25/08    53,650,000.00       9.289             9.450
40          08/25/08           09/25/08    53,650,000.00       9.293             9.450
41          09/25/08           10/25/08    52,333,763.20       9.450             9.450
42          10/25/08           11/25/08    49,271,176.55       9.370             9.450

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      C-BASS 2005-CB3
--------------------------------------------------------------------------------

                              YIELD TABLE (TO CALL)

PREPAYMENT SPEED           0%             80%            100%           150%           200%
----------------           --             ---            ----           ----           ----
AF-1A
PRICE          100.00000%      4.251          4.045          3.989          3.846          3.694
                      WAL      10.92           1.24           1.00           0.67           0.49
                 MOD DURN      8.226          1.175          0.954          0.643          0.478
         PRINCIPAL WINDOW  Jun05 - Mar23  Jun05 - Jan08  Jun05 - Jul07  Jun05 - Oct06  Jun05 - May06
----------------------------------------------------------------------------------------------------
AF-1B
PRICE          102.00000%      6.212          4.474          4.010          2.826          1.589
                      WAL      10.92           1.24           1.00           0.67           0.49
                 MOD DURN      7.279          1.169          0.955          0.653          0.491
         PRINCIPAL WINDOW  Jun05 - Mar23  Jun05 - Jan08  Jun05 - Jul07  Jun05 - Oct06  Jun05 - May06
----------------------------------------------------------------------------------------------------
AF-2
PRICE          100.00000%      4.495          4.439          4.409          4.334          4.265
                      WAL      20.38           4.28           3.00           1.72           1.23
                 MOD DURN     13.072          3.786          2.730          1.617          1.175
         PRINCIPAL WINDOW  Mar23 - Aug28  Jan08 - Mar12  Jul07 - Sep10  Oct06 - Jul07  May06 - Nov06
----------------------------------------------------------------------------------------------------
AF-3
PRICE          100.00000%      5.216          5.187          5.174          5.071          5.000
                      WAL      25.64           7.90           6.12           2.20           1.52
                 MOD DURN     13.841          6.319          5.111          2.025          1.428
         PRINCIPAL WINDOW  Aug28 - Apr33  Mar12 - May13  Sep10 - Aug11  Jul07 - Sep07  Nov06 - Dec06
----------------------------------------------------------------------------------------------------
AF-4
PRICE          100.00000%      4.874          4.855          4.848          4.765          4.696

                      WAL      12.02           6.93           6.01           2.40           1.60
                 MOD DURN      8.712          5.716          5.084          2.212          1.500
         PRINCIPAL WINDOW  Jun08 - Feb33  Dec08 - May13  Sep09 - Aug11  Sep07 - Nov07  Dec06 - Jan07
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      C-BASS 2005-CB3
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

PREPAYMENT SPEED           0%             80%            100%           150%           200%
----------------           --             ---            ----           ----           ----
AV-1
PRICE          100.00000%         10             10             10             10             10
                      WAL      16.56           1.23           1.00           0.69           0.50
                 MOD DURN      12.461         1.199          0.979          0.677          0.492
         PRINCIPAL WINDOW  Jun05 - Sep30  Jun05 - Dec07  Jun05 - May07  Jun05 - Oct06  Jun05 - Jun06
----------------------------------------------------------------------------------------------------
AV-2
PRICE          100.00000%         23             23             23             23             23
                      WAL      27.29           4.43           2.95           1.60           1.24
                 MOD DURN     17.837          4.081          2.789          1.558          1.214
         PRINCIPAL WINDOW  Sep30 - Sep33  Dec07 - Feb13  May07 - Jan11  Oct06 - Apr07  Jun06 - Nov06
----------------------------------------------------------------------------------------------------
AV-3
PRICE          100.00000%         35             35             35             35             35
                      WAL      28.29           7.93           6.09           1.99           1.45
                 MOD DURN     17.965          6.919          5.476          1.916          1.416
         PRINCIPAL WINDOW  Sep33 - Sep33  Feb13 - May13  Jan11 - Aug11  Apr07 - Jun07  Nov06 - Nov06
----------------------------------------------------------------------------------------------------
AF-1C
PRICE          100.00000%         13             13             13             13             13
                      WAL      10.92           1.24           1.00           0.67           0.49
                 MOD DURN      8.897          1.214          0.986          0.666          0.496
         PRINCIPAL WINDOW  Jun05 - Mar23  Jun05 - Jan08  Jun05 - Jul07  Jun05 - Oct06  Jun05 - May06
----------------------------------------------------------------------------------------------------
M-1
PRICE          100.00000%         45             45             45             45             45
                      WAL      25.93           5.29           4.66           3.76           2.21
                 MOD DURN     16.821          4.763          4.272          3.513          2.119
         PRINCIPAL WINDOW  Mar27 - Sep33  Sep08 - May13  Feb09 - Aug11  Nov07 - Mar09  Jan07 - Oct07
----------------------------------------------------------------------------------------------------
M-2
PRICE          100.00000%         62             62             62             62             62
                      WAL      25.93           5.26           4.45           3.65           2.36
                 MOD DURN     16.495          4.707          4.072          3.406          2.252
         PRINCIPAL WINDOW  Mar27 - Sep33  Aug08 - May13  Nov08 - Aug11  Oct08 - Mar09  Sep07 - Oct07
----------------------------------------------------------------------------------------------------
M-3
PRICE          100.00000%         65             65             65             65             65
                      WAL      25.93           5.25           4.39           3.39           2.23
                 MOD DURN     16.438          4.694          4.012          3.174          2.131
         PRINCIPAL WINDOW  Mar27 - Sep33  Jul08 - May13  Oct08 - Aug11  Aug08 - Mar09  Jul07 - Oct07
----------------------------------------------------------------------------------------------------
M-4
PRICE          100.00000%         70             70             70             70             70
                      WAL      25.93           5.24           4.36           3.27           2.13
                 MOD DURN     16.344          4.675          3.978          3.063           2.04
         PRINCIPAL WINDOW  Mar27 - Sep33  Jul08 - May13  Sep08 - Aug11  Jun08 - Mar09  Jun07 - Oct07
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      C-BASS 2005-CB3
--------------------------------------------------------------------------------


                            YIELD TABLE (TO MATURITY)

PREPAYMENT SPEED           0%             80%            100%           150%           200%
----------------           --             ---            ----           ----           ----
AF-1A
PRICE          100.00000%      4.251          4.045          3.989          3.846          3.694
                      WAL      10.92           1.24           1.00           0.67           0.49
                 MOD DURN      8.226          1.175          0.954          0.643          0.478
         PRINCIPAL WINDOW  Jun05 - Mar23  Jun05 - Jan08  Jun05 - Jul07  Jun05 - Oct06  Jun05 - May06
----------------------------------------------------------------------------------------------------
AF-1B
PRICE          102.00000%      6.212          4.474          4.010          2.826          1.589
                      WAL      10.92           1.24           1.00           0.67           0.49
                 MOD DURN      7.279          1.169          0.955          0.653          0.491
         PRINCIPAL WINDOW  Jun05 - Mar23  Jun05 - Jan08  Jun05 - Jul07  Jun05 - Oct06  Jun05 - May06
----------------------------------------------------------------------------------------------------
AF-2
PRICE          100.00000%      4.495          4.439          4.409          4.334          4.265
                      WAL      20.38           4.28           3.00           1.72           1.23
                 MOD DURN     13.072          3.786          2.730          1.617          1.175
         PRINCIPAL WINDOW  Mar23 - Aug28  Jan08 - Mar12  Jul07 - Sep10  Oct06 - Jul07  May06 - Nov06
----------------------------------------------------------------------------------------------------
AF-3
PRICE          100.00000%      5.216          5.340          5.338          5.071          5.000
                      WAL      25.64          12.16           9.40            2.2           1.52
                 MOD DURN     13.841          8.679          7.140          2.025          1.428
         PRINCIPAL WINDOW  Aug28 - Apr33  Mar12 - Jul23  Sep10 - Jan20  Jul07 - Sep07  Nov06 - Dec06
----------------------------------------------------------------------------------------------------
AF-4
PRICE          100.00000%      4.874          4.897          4.934          4.765          4.696
                      WAL      12.02           7.66           7.32           2.40           1.60
                 MOD DURN      8.712          6.176          5.980          2.212          1.500
         PRINCIPAL WINDOW  Jun08 - Feb33  Dec08 - May23  Sep09 - Jan20  Sep07 - Nov07  Dec06 - Jan07
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      C-BASS 2005-CB3
--------------------------------------------------------------------------------


                       DISCOUNT MARGIN TABLE (TO MATURITY)

PREPAYMENT SPEED           0%             80%            100%           150%           200%
----------------           --             ---            ----           ----           ----
AV-1
PRICE          100.00000%         10             10             10             10             10
                      WAL      16.56           1.23           1.00           0.69           0.50
                 MOD DURN     12.461          1.199          0.979          0.677          0.492
PRINCIPAL WINDOW           Jun05 - Sep30  Jun05 - Dec07  Jun05 - May07  Jun05 - Oct06  Jun05 - Jun06
----------------------------------------------------------------------------------------------------
AV-2
PRICE          100.00000%         23             23             23             23             23
                      WAL      27.40           4.43           2.95           1.60           1.24
                 MOD DURN     17.881          4.081          2.789          1.558          1.214
         PRINCIPAL WINDOW  Sep30 - Jul34  Dec07 - Feb13  May07 - Jan11  Oct06 - Apr07  Jun06 - Nov06
----------------------------------------------------------------------------------------------------
AV-3
PRICE          100.00000%         36             38             36             35             35
                      WAL      29.32           8.76           6.39           1.99           1.45
                 MOD DURN     18.348          7.529          5.715          1.916          1.416
         PRINCIPAL WINDOW  Jul34 - Dec34  Feb13 - Aug15  Jan11 - Sep12  Apr07 - Jun07  Nov06 - Nov06
----------------------------------------------------------------------------------------------------
AF-1C
PRICE          100.00000%         13             13             13             13             13
                      WAL      10.92           1.24           1.00           0.67           0.49
                 MOD DURN      8.897          1.214          0.986          0.666          0.496
         PRINCIPAL WINDOW  Jun05 - Mar23  Jun05 - Jan08  Jun05 - Jul07  Jun05 - Oct06  Jun05 - May06
----------------------------------------------------------------------------------------------------
M-1
PRICE          100.00000%         45             47             47             52             53
                      WAL      26.05           5.90           5.16           5.59           3.50
                 MOD DURN     16.865          5.184          4.645          5.024          3.254
         PRINCIPAL WINDOW  Mar27 - Oct34  Sep08 - Aug20  Feb09 - Oct17  Nov07 - Dec14  Jan07 - Jan12
----------------------------------------------------------------------------------------------------
M-2
PRICE          100.00000%         62             64             64             64             66
                      WAL      26.04           5.83           4.92           3.96           2.70
                 MOD DURN     16.535          5.103          4.420          3.664          2.557
         PRINCIPAL WINDOW  Mar27 - Sep34  Aug08 - Aug19  Nov08 - Oct16  Oct08 - Jun12  Sep07 - Mar10
----------------------------------------------------------------------------------------------------
M-3
PRICE          100.00000%         65             67             67             67             68
                      WAL      26.04           5.79           4.83           3.67           2.43
                 MOD DURN     16.477          5.070          4.342          3.404          2.312
         PRINCIPAL WINDOW  Mar27 - Sep34  Jul08 - Sep18  Oct08 - Dec15  Aug08 - Dec11  Jul07 - Oct09
----------------------------------------------------------------------------------------------------
M-4
PRICE          100.00000%         70             72             73             72             73
                      WAL      26.04           5.75           4.77           3.53           2.33
                 MOD DURN     16.382          5.033          4.291          3.280          2.211
         PRINCIPAL WINDOW  Mar27 - Aug34  Jul08 - Mar18  Sep08 - Jul15  Jun08 - Sep11  Jun07 - Aug09
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      C-BASS 2005-CB3
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.